SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549



                            FORM 8-K


                         CURRENT REPORT




             Pursuant to Section 13 or 15 (d) of the
                 Securities Exchange Act of 1934


Date of report (Date of earliest event reported): August 31,
1999



              HEALTHCARE INVESTORS OF AMERICA, INC.
              -------------------------------------
     (Exact name of registrant as specified in its charter)


Maryland                    33-11863                 86-0576027
----------------------------------------------------------------
-
(State or other           (Commission              (IRS Employer
jurisdiction of               File                 Identification
incorporation)              Number)                   Number)



      2990 N. Swan Road, Suite 228, Tucson, Arizona   85712
      -----------------------------------------------------
     (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code: (520) 326-2000


  ------------------------------------------------------------
  (Former name or former address, if changed since last report)

ITEM 2.   Acquisition or Disposition of Assets.
          ------------------------------------

     Healthcare Investors of America, Inc. (the "Registrant"), a Maryland corporation, Bayshore Healthcare Services, Inc. ("BHS"), an Arizona corporation (the Registrant and BHS are collectively hereinafter referred to as the "Sellers"), and Abraham Shaulson (the "Buyer") entered into a Purchase and Sale Agreement (the "Original Agreement"), dated as June 3, 1999, as amended by Amendment to Purchase and Sale Agreement (the "Amendment," which together with the Original Agreement is hereinafter collectively referred to as the "Agreement"), dated as of August 31, 1999. Under the Agreement, Sellers have agreed to sell all of the real estate, personal property, inventory, trademarks and other intangibles, and patient contracts (collectively, the "Assets") to Buyer with respect to the Bayshore Convalescent Center ("Bayshore") located at 16650 West Dixie Highway, Miami, Florida. Excepted from the Asset sale is all cash, accounts receivables, prepaid expenses, notes receivable and personal property of the residents at Bayshore.

     Buyer agreed to pay Sellers $5,750,000 (the "Purchase
Price") for Sellers' Assets as follows:

     (i) $350,000 (the "Deposit") from Buyer to Sellers as a nonrefundable deposit except in the event of a default by Sellers under the Agreement; and
     (ii) The balance of the purchase price due on the closing date scheduled on or before October 31, 2000 (the "Closing Date").

     The Agreement provides for the allocation of the Purchase Price between the Sellers in accordance with a schedule that will be attached to the Agreement. To date, the Sellers have not made an allocation to disclose on the schedule that the Sellers will attach to the Agreement.

     With the execution of the Amendment, the Buyer deposited $150,000 into a separate interest bearing account of Sellers. The proceeds in this account are for capital improvements to Bayshore, as described in the Agreement. Buyer is responsible for the completion of the improvements. Buyer submits evidence of the completion of the improvements and costs to Sellers for reimbursement by Sellers. Upon the closing of the sale under the Agreement, any amount not used for the completion of improvements shall be applied to the Purchase Price. If the Asset sale fails to close by the Closing Date for any reason other than a default by the Sellers, any amount not used for capital improvements shall become the property of the Sellers.

     Pending the closing of the sale under the Agreement, Sellers have agreed to have the Registrant lease Bayshore to a Buyer affiliate. The terms of the Lease (the "Lease"), dated as of July 30, 1999, from the Registrant to Watercrest Nursing and Rehabilitation Center, Inc. (the "Lessee"), are as follows:

     The initial term of the Lease commenced September 1, 1999 and ends August 31, 2000. The base rent for Bayshore is $47,814 per month payable on the 20th day of each calendar month plus such additional amounts that may be necessary to cover the debt service under the loan agreement between the Registrant and any mortgagee of Bayshore. Lessee assumes the obligation to pay all taxes and other charges which arise out of Bayshore. Lessee is responsible for all utilities, insurance premiums related to the premises including a $2,500 monthly insurance administration fee due the Registrant for monitoring the insurance coverage of Bayshore.

     In the event of a partial condemnation or damage to or destruction of Bayshore, which does not render Bayshore unsuitable for its primary intended use, the rent shall be abated to the extent that it is fair, just and equitable to both the Registrant and Lessee. The primary intended use of the property is as a health care facility licensed for skilled and intermediate long-term nursing services. Lessee covenants in the Lease to operate Bayshore in accordance with the primary intended use and to maintain its qualifications for licensure and accreditation. Under the Lease, Lessee may enter into a management agreement with the prior written consent of the Registrant and any mortgagee of Bayshore, subject to the payment of the management fees being subordinate to all sums due under the Lease.

     The Lease requires the Lessee to maintain Bayshore in good order and repair. Lessee is responsible for the cost of any capital additions to Bayshore which shall be deemed a leasehold improvement. The Lease further requires the Lessee to spend the $150,000 referred to above on improvements to Bayshore. Lessee may not create or allow to remain on the premises of Bayshore any lien or encumbrance on Bayshore. Lessee may, however, contest any taxes, insurance requirements, liens or encumbrances so long as Lessee shall provide reasonable security in the event any such lien, taxes, insurance requirements or encumbrance exceeds $50,000.

     Lessee must maintain all-risk insurance in an amount equal to the replacement costs of Bayshore, boiler insurance, business interruption insurance covering the Registrant's risk of loss, comprehensive public liability insurance in an amount not less than $4 million per occurrence for injuries and $2 million for property damage, malpractice insurance in an amount of not less than $5 million for each person and $10 million for each occurrence, and flood insurance if Bayshore lies in a flood plain area.

     Insurance proceeds as a result of loss or damage to Bayshore are payable to the Registrant for reconstruction or repair of Bayshore. If Bayshore is totally or substantially destroyed from a risk covered by insurance, Lessee, subject to the rights of any mortgagee, shall have the option to restore Bayshore or acquire Bayshore at fair market value or terminate the Lease. If Bayshore is destroyed from a risk not covered by insurance, the Registrant may elect to restore Bayshore or absent such an election Lessee may terminate the Lease.

     A partial condemnation of Bayshore so long as Bayshore is not rendered unsuitable for its primary intended use, shall not cause a termination of the Lease. If the condemnation causes Bayshore to be rendered unsuitable for its primary intended use, then Lessee has the right to restore Bayshore at its own expense, to acquire Bayshore for fair market value or terminate the Lease. In the event Lessee or its affiliate purchases Bayshore, any condemnation award belongs to Lessee, otherwise the award belongs to the Registrant.

     An event of default occurs upon:

     (i) the existence of an event of default under any other lease between the Registrant and Lessee;
     (ii) failure of Lessee to make a rental payment under the Lease and such failure continues for a period of 10 days after receipt of written notice;
     (iii) Lessee's failure to observe or perform any other term, covenant or condition of the Lease and such failure is not cured within 30 days after receipt of notice;
     (iv)   bankruptcy of Lessee;
     (v) voluntary cessation of operations by Lessee at Bayshore for a period of longer than 30 days; or
     (vi) failure of Lessee to provide financial statements or copies of required licensing information, to maintain quarterly cashflow of not less than 125% of minimum rent or to operate Bayshore for its primary intended use.

     If an event of default shall have occurred and be continuing, the Registrant may terminate the Lease. The Registrant may not remove Lessee from Bayshore until the Registrant provides for a substitute operator acceptable to any Bayshore mortgagee. Notwithstanding termination of the Lease, Lessee is responsible for all rent due and payable with respect to Bayshore. In addition, if an event of default shall have occurred and be continuing the Registrant may require Lessee to purchase Bayshore for the Purchase Price plus all rent then due and payable. If Lessee fails to perform under the Lease and is removed from Bayshore, such action by the Registrant shall not be deemed an eviction of Lessee.

     Lessee agrees to indemnify the Registrant against all liabilities arising from the operation of Bayshore. Lessee may not, without the prior written consent of the Registrant and any mortgagee, assign the Lease or sublet any part of Bayshore.

     BHS owns all personal property used at Bayshore.  The
Lessee is not paying any consideration for the personal property and upon termination of the Lease, all the personal property shall be deemed owned by BHS.

     The Registrant agrees to indemnify the Lessee from:

     (i) any liability arising from any breach of representations, warranties, covenants or agreements made in the Lease;
     (ii) any overpayment or assessment relating to Bayshore from the Medicare or Medicaid programs;
     (iii) any claims by any creditor incurred by Bayshore prior to the effective date of the Lease; and
     (iv) any claim arising out of operation of Bayshore prior to the effective date of the Lease.

In the event either Medicaid or Medicare withholds, recoups or offsets any payment due the Lessee for claims arising prior to the effective date of the Lease, the Registrant agrees to immediately reimburse Lessee for such withholding, recoupment or offset. Notwithstanding other terms of the Lease, the Lessee may offset any payments that the Registrant fails to make in this situation from the monthly rent and insurance administration fee. Any amounts due to the Lessee from the Registrant as a result of the unreimbursed Medicaid or Medicare payments shall bear interest at 10% per annum until paid by the Registrant to the Lessee.

     One of the principal conditions to the closing of the sale of Bayshore is the shareholder approval of the sale by the Registrant's shareholders. If Sellers have not obtained shareholder approval at least six (6) months prior to the end of the Lease, Buyer has the option to extend the Lease for three one-year renewal terms with a rent increase equal to the consumer price index increase for the preceding twelve (12) months.

     Buyer must file applications for the appropriate licenses to operate Bayshore with the applicable licensing agencies by September 30, 1999, with all licenses to be issued on or before December 31, 1999. The failure to file by the specified date or to have issued the licenses by the later date results in the default by Buyer under the Agreement and the Lease. Sellers may exercise their rights to terminate the Lease in such a circumstance, and retain the Deposit as liquidated damages. Buyer further agrees to indemnify and hold Sellers harmless from all liabilities arising in connection with the operation of Bayshore from and after the date of the Lease until the Closing Date.

     The Agreement contains Sellers' representations and warranties related to, among others:

     (i)    due organization and existence;
     (ii)   authorization of the Agreement;
     (iii) good title to the real and personal property of Bayshore;
     (iv) the operating condition of the buildings and appurtenances on the real estate;
     (v) proper licensing for operation of Bayshore as a 150 bed nursing home;
     (vi)   payment of real estate taxes;
     (vii) fair presentation of the financial condition and results of operations of Bayshore as contained in the financial statements Sellers have delivered to Buyer;
     (viii) no pending labor problems with the existing union at Bayshore;
     (ix) no material and adverse litigation with respect to Bayshore;
     (x) proper filing of all taxes, tax returns and cost reports;
     (xi) sufficient insurance coverage with respect to Bayshore; and
     (xii)  no environmental claims.

The Agreement contains Buyer's warranties and representations related to due organization and existence, and proper authorization of the Agreement, among others.

     Conditions to the Buyer's obligation to consummate the Agreement include:

     (i)    no adverse change in Bayshore and the Sellers'
            Assets;
     (ii) Sellers' compliance with the terms of the Agreement;
     (iii) Buyer's receipt of a commitment to finance the Assets on terms reasonably acceptable to Buyer;
     (iv) no material and adverse litigation affecting Bayshore or the Sellers' Assets;
     (v) the patient census shall not be less than 113 with Medicaid certified beds to be 115 and Medicare certified beds to be 16; and
     (vi) Buyer's receipt of evidence that all cost reports of Sellers required to be filed prior to the Closing Date have been timely filed.

     Conditions to the Sellers' obligation to close the sale of Bayshore include Buyer's continuing compliance with the Agreement, no litigation pending against Buyer questioning the legality of the transactions under the Agreement, and Sellers' receipt of shareholder approval of the sale of Sellers' Assets.

     Closing adjustments to the Purchase Price shall include proration of:

     (i)    real estate taxes;
     (ii)   water, sewage and electricity charges;
     (iii) fees for customer annual or periodic licenses and permits;
     (iv) employee wages and related payroll taxes and expenses; and
     (v)    charges on service and maintenance agreements.

Sellers shall also be responsible for the payment of real estate brokerage commissions. Buyer and Sellers shall pay equally all closing costs including documentary stamp taxes, county surtax, recording fees and title insurance premiums.

     Sellers jointly and severally indemnify Buyer for, among others items:

     (i) liabilities and obligations of Sellers arising prior to the Closing Date unless otherwise expressly assumed by Buyer;
     (ii) damages or deficiencies resulting from any misrepresentation, breach of warranty or nonfulfillment of any obligation on the part of Sellers;
     (iii) any retroactive payments due to the State of Florida or the United States for periods prior to the closing unless specifically assumed by Buyer; and
     (iv) liabilities arising out of the transfer of funds or property by any patient to the Sellers prior to the Closing Date.

     Buyer indemnifies Sellers for, among other items:

     (i) liabilities of Sellers arising after the Closing Date and expressly assumed by Buyer or relating to the operation of Bayshore by Buyer; or
     (ii) any damage or deficiency resulting from any misrepresentation, breach of warranty or nonfulfillment of any obligation on the part of Buyer under the Agreement.

     Bayshore is the sole remaining property of the Registrant.
If the Bayshore sale closes, the Registrant intends to liquidate.

ITEM 7.   Financial Statements and Exhibits.
          ---------------------------------

     (a)  Financial Statements.  Not applicable.

     (b)  Pro Forma Financial Information.  Not applicable.

     (c)  Exhibits.

          Exhibit 10.1        Purchase and Sale Agreement, dated
                              as of June 3, 1999, as amended, by
                              and between the registrant,
                              Bayshore Healthcare Services,
                              Inc., and Abraham Shaulson

          Exhibit 10.2        Master Facility Lease, dated as of
                              July 30, 1999, as amended, by and
                              between the registrant and
                              Watercrest Nursing and
                              Rehabilitation Center, Inc.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 15, 1999    HEALTHCARE INVESTORS OF AMERICA,
INC.


                              By: /s/ F. Dale Markham
                                 -------------------------------
                                   F. Dale Markham, President
                                   and Chief Financial Officer

                                                    EXHIBIT 10.1

                   PURCHASE AND SALE AGREEMENT
                   ---------------------------

     THIS AGREEMENT made and entered into this 3rd day of June, 1999, by and between Healthcare Investors of America, Inc., a Maryland corporation qualified to do business in Florida, and Bayshore Healthcare Services, Inc., an Arizona corporation qualified to do business in Florida (referred to individually as "Healthcare" and "Bayshore," respectively, referred to jointly as "Seller")and Abraham Shaulson , an individual resident of the State of Florida("Buyer").

     WHEREAS, Seller is engaged in the nursing home business, and owns and operates the land, building, fixtures, equipment, and other assets comprising a one hundred fifty (150) bed nursing home facility at 16650 W. Dixie Highway, Miami Florida, under the name Bayshore Convalescent Center (the "Nursing Home"); and

     WHEREAS, the parties have reached an understanding with respect to the sale by Seller and the purchase by Buyer or its nominee of the real estate, assets and business related to the Nursing Home as more particularly set forth in Section 1 herein; and

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties intending to be legally bound, agree as follows:

     1.   Assets to be Conveyed.  Subject to the terms and
          ---------------------
conditions hereinafter set forth, Seller will sell, transfer, convey and assign to Buyer, and Buyer will purchase from Seller, for the consideration hereinafter set forth, on the Closing Date (as defined below) the following (collectively, the "Seller's Assets"):

          (a)  All real estate shown on Schedule 1 attached
                                        ----------
hereto, including land, buildings, improvements, fixtures and equipment thereon, appurtenant rights, easements, and, to the extent permitted by law, permits and licenses related thereto (the "Real Estate").

          (b) All of the personal property of Seller located at the Real Estate or used in connection with the Nursing Home, and owned in whole or in part by Seller, including, without limitation, all fixtures, machinery, equipment, office equipment, furniture, furnishings, fixtures, building maintenance equipment, all parts and accessories and supplies for the same, all leasehold improvements, and all motor vehicles, and including without limitation all of the property listed on Schedule 2 attached hereto. All such Assets shall
          ----------
be included in the sale even if fully depreciated or amortized or otherwise written off the books of the Seller.

          (c) All of Seller's inventory (the "Inventory") located at the Nursing Home including, without limitation, food, food products, supplies, medicines, disposable equipment, dishes, silverware, linen and other property of a similar nature. At the Closing, there shall be sufficient inventory to operate the Nursing Home in the normal course of business for a period of at least ten (10) days, and there shall be included in such inventory all items required under applicable Florida laws and regulations.

          (d) All trademarks, trade names, franchises, licenses, permits and consents (to the extent they are assignable), proprietary rights owned or used in and to the Nursing Home; copies of books and records of Seller, including but not limited to books and ledgers, computer programs (including licenses to the extent they are transferable), data bases and printouts, resident medical records, and all records and lists of sources of supply for purchases and services.

          (e) All patient contracts, if any, all names, addresses, telephone numbers, record of billings to and payments by patients, and other information relating to current patients and accounts; all medical books and records required for the current operation of Nursing Home; consent to the rights to use the telephone numbers and listings pertaining to same; all rights of Seller under any non-competition or similar covenants with present or former employees, officers, directors or shareholders; all deposits, credits and advances under the Contracts listed in Schedule 3 which Buyer elects to assume.
                    ----------

          (f) Excepted from the sale hereunder are all cash, accounts receivable, prepaid expenses, notes receivable, and all personal property of patients residing at the Nursing Home. Notwithstanding the foregoing, all deposits, advance payments, and other credits due any resident shall be transferred and paid over to Buyer together with a full accounting of the same and Buyer shall execute in favor of Seller an indemnification against any claims to such amounts.

     2.   Purchase Price and Payment and Adjustment Thereof.
          -------------------------------------------------

          (a)  The Purchase Price for the Seller's Assets shall
be Five Million Seven Hundred Fifty Thousand  ($5,750,000)
Dollars.

          (b) The Purchase Price due under Paragraph 2(a) above shall be paid in the following manner:

               (i)  $50,000 payable simultaneously with the
          execution hereof as a deposit (the "Deposit"), which Deposit is to be held in escrow by Goldsmith & Grout, P.A., in an interest-bearing bank account to be disbursed as provided hereinafter. Twelve Thousand Five Hundred Dollars ($12,500) shall be immediately irrevocably released to Seller upon submission hereof. Twelve Thousand Five Hundred Dollars ($12,500) shall be irrevocably released to Seller on June 14, 1999 unless this Agreement has been terminated in accordance with its terms or the sale closed. Twenty five Thousand Dollars ($25,000) shall be irrevocably released to Seller on July 7, 1999 unless this Agreement has been terminated in accordance with its terms or the sale closed. If the Buyer shall default in its obligations contained herein, Seller shall receive the Deposit and all interest accrued thereon as liquidated damages, and Buyer shall have no further obligation to Seller arising out of or in connection with this Agreement. If the transactions herein contemplated shall not be consummated for any other reason, Buyer shall forthwith receive a refund of the Deposit and all interest accrued thereon (except that Buyer shall have the right to seek specific performance if Seller defaults without cause). If not previously disbursed, upon Closing hereunder, the Deposit shall be paid to Seller and credited to the Purchase Price due at Closing.

               (ii) The balance of the Purchase Price, subject to adjustments, shall be paid by Buyer to Seller at Closing by wire transfer, certified check or bank cashier's check.


          (c) The Purchase Price will be allocated to the Seller's Assets in the manner set forth in Schedule 4 hereto.
                                           ----------
Such allocation shall be for tax and accounting purposes only and shall not in any way affect the payment of the Purchase Price. The transaction described in Section 1 shall only occur upon the full payment of the Purchase Price.

     3.   Ancillary Matters.
          -----------------

          (a)  Contracts.  At the Closing, Seller shall assign
               ---------
to Buyer, and Buyer shall assume, the Contracts, if any, listed or described on Schedule 3 attached hereto, as then in effect, but
             ----------
only if Buyer has elected to assume the same by notice to Seller delivered by June 7, 1999. At or prior to Closing, Seller shall deliver to Buyer a written consent to the assignment to Buyer from each party to a Contract where such consent is required by the terms thereof, each such consent to be in form and substance reasonably satisfactory to Buyer.

          (b)  No Liabilities.  Except as expressly set forth in
               --------------
Section 3(a) with respect to Seller's obligations under the Contracts to be assigned to and assumed by Buyer, Buyer is not assuming and shall in no event be liable for any other liabilities or obligations of any nature of Seller, whether accrued, contingent or otherwise, whether known or unknown, and whether due or to become due, except those which Buyer specifically agrees to assume. Seller shall terminate any contracts that the Buyer is not assuming.

     4.   Title.  The Real Estate will be conveyed at Closing by
          -----
a General Warranty Deed running to Buyer, or to the nominee designated by Buyer, and said Deed shall convey a good, clear record, marketable and insurable title thereto, free from encumbrances, except:

          (a) Provisions of existing building and zoning laws, provided same continue to permit the Real Estate to be used as a Nursing Home as presently operated by Seller without necessity of any special permit, variance or the like;

          (b) Such taxes for the then current year as are not due and payable on the date of the delivery of such Deed;

          (c) Easements and restrictions of record, provided that they do not materially interfere with the use of the Real
Estate as a Nursing Home and may be insured over by a Comprehensive Endorsement to the title insurance policy.

          (d) The Cross Parking Agreement dated July 10, 1987 between Alvin and Betty Stern, grantors, and Medical Resource
Development Corporation as recorded in Official Recording 1335,
Page 2216.

     5.   Possession.  Full possession of the Real Estate is to
          ----------
be delivered at the time of the delivery of the Deed. Seller shall bear the risk of loss prior to Closing and Buyer shall bear the risk of loss thereafter.

     6.   Warranties and Representations of Seller.  As an
          ----------------------------------------
inducement to Buyer to enter into this Agreement, Seller represents and warrants to, and agrees with Buyer as follows:

          (a)  Organization and Existence.  Seller is, and on
               --------------------------
the Closing Date will be, a corporation duly organized, validly existing and in good standing under the laws of the state of Arizona or Maryland and qualified to do business in Florida. Seller has all requisite power to own its property and to carry on its business as presently conducted. Seller is the sole owner of the Seller's Assets. Seller has complete and unrestricted power to perform this Agreement and to sell, assign, transfer, convey and deliver all of the Seller's Assets as contemplated by this Agreement.

          (b)  Authorization.  This Agreement and all other
               -------------
agreements, documents and instruments executed pursuant hereto are and will be the valid and binding obligations of Seller, as applicable, enforceable in accordance with their terms, and the execution, delivery and performance of this Agreement, and such other agreements, documents and instruments and the transactions contemplated hereunder, have been and will be duly and validly authorized by Seller's Board of Directors, and Seller will deliver to Buyer at the Closing certified copies of the votes of its Directors with respect thereto.

          (c)  Title to Assets.  Seller has, and will transfer
               ---------------
to Buyer on the Closing Date, good, clear, record (if appropriate), merchantable and marketable title to all of the Seller's Assets, free and clear of all liens, encumbrances, and agreements of every kind, nature and description, except for the liens and encumbrances described on Schedule 5 hereto, all of which liens
                          -----------
and encumbrances shall be released and discharged of record on or prior to the Closing Date, unless specifically assumed by Buyer.

          (d)  Tangible Personal Property.  The tangible
               --------------------------
property described in Section 1(b) hereof constitutes all of the assets and equipment used and utilized in the conduct of the Nursing Home in the normal course. All such assets and equipment as are reasonably necessary for the functioning of Nursing Home or for the Nursing Home to retain its operating licenses are in operating order, repair and condition and conform in all material respects with all applicable Federal, state and local laws, ordinances and regulations. Except as previously specified, Seller is selling all such assets "AS IS, WHERE IS" and makes no warranties in connection therewith, including warranties of merchantability and fitness for a particular purpose.

          (e)  Real Estate.  All buildings and appurtenances
               -----------
included in the Real Estate (collectively, the "Buildings") are in good operating order, repair and condition with all HVAC equipment, electrical, plumbing, sewage and other facilities and utility systems in good operating order, repair and condition and will be so maintained until Closing. The Real Estate, including the Buildings, and the present use thereof by Seller for Nursing Home conforms in all respects with all applicable Federal, state and local laws, ordinances and regulations, including without limitation building, zoning and environmental protection laws, and has unrestricted access to public ways.
The Buildings have adequate and sufficient utilities and utility services for the operation of Nursing Home thereat in the normal course. Except as previously specified, the Real Estate and Buildings are being sold "AS IS, WHERE IS" and Seller makes no warranties in connection therewith, including warranties of merchantability and fitness for a particular purpose.

          (f)  Licensing Laws.  Nursing Home is a fully licensed
               --------------
150 bed nursing home and Seller has no knowledge of any laws, ordinances, codes, regulations and requirements of the state of Florida and any political subdivision thereof and the Federal Government and any political subdivision thereof concerning and applicable to the licensing or operation of nursing homes, the violation of which has had or would have a material adverse effect on the operation, licensing and occupancy of the Nursing Home as a fully licensed 150-bed nursing home. Seller has advised Buyer that the facility has neither been under state moratorium at any time during the last seven (7) years, nor has it been designated a poor performing facility by the Health Care Financing Administration. To the best of Seller's knowledge, Seller shall not be at risk for any state or Federal sanctions which would cause the facility to be decertified, delicensed, forced to restrict admissions, or denied payment for new admissions.

          (g)  Real Estate Taxes.  Seller has not received any
               -----------------
notice, oral or written, of any increase in the assessed valuation of the Real Estate or any personal property from the assessed values thereof for the current fiscal year.

          (h)  Interests in the Real Estate.  No party other
               ----------------------------
than the Seller has any beneficial, legal or other interest whatsoever in the Real Estate, except easements, restrictions, and other matters of record, none of which have a material effect on the operation of the property as a nursing home.

          (i)  Financial Statements.  The statements of income
               --------------------
and retained earnings and balance sheets of Seller, which Seller has delivered to Buyer (the "Financial Statements"), are true and correct in all material respects and present fairly the financial condition and results of operation of Nursing Home for the period then ended in conformity with generally accepted accounting principles applied on a basis consistent with that of each preceding period. Except to the extent reflected or reserved against in Seller's most current balance sheet, Seller had, under generally accepted accounting principles no liabilities or obligations of any nature, whether accrued, absolute, contingent, or otherwise, including without limitation tax liabilities, due or to become due and whether incurred in respect of or measured by such Seller's income for any period prior to such dates, or arising out of transactions entered into or any state of facts existing prior thereto. Seller neither knows, nor has reasonable grounds to know, of any basis for the assertion against such Seller as of the date of signing this Contract, of any liability of any nature which is material in amount and which is not reflected or reserved against in such Seller's balance sheet as of such date. If, prior to Closing, the Financial Statements shall be restated in any material respect, Seller shall immediately deliver such restated Financial Statements to Buyer.

          (j)  Inventory.  The Inventory consists of reasonable
               ---------
quantities of items that are usable in the normal course of the Nursing Home and all items are in good and merchantable condition. Seller will have, on the Closing Date, adequate and sufficient Inventory as required under paragraph 1(c) of this Agreement.

          (k)  Regulatory Filings.  Seller has previously given
               ------------------
Buyer copies of all reports or forms filed for the purpose of Medicaid or Medicare reimbursement for the past three (3) years, as well as an accounting of residents' trust funds, receipt of which is hereby acknowledged by Buyer. All such reports, forms, and accountings are true, accurate and complete in all material respects. Seller agrees to provide copies of any other forms or accountings as may be reasonably requested by Buyer within ten
(10) days of request therefore.

          (l)  Labor Matters.  The Nursing Home is subject to a
               -------------
collective bargaining agreement, a copy of which is attached as
Schedule 6. To the best of Seller's knowledge, there are no pending labor problems of any kind at Seller's place of business, including, without limitation, disputes, controversies, grievances, disturbances, and similar problems with any employees. Seller is a party to a collective bargaining agreement. To the best of Seller's knowledge, Seller is currently in compliance in all material respects with all Federal and state laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and there are no written claims, notices, or communications received from Federal or state officials in respect to violations of any such laws which are unremedied.

          (m)  Employees.  Set forth on Schedule 7 hereto is the
               ---------                ----------
following information:

               (i)  The names of all of Seller's employees
          employed at the Nursing Home, their rate of compensation, the job performed or position held by each such person, and a description of all fringe benefits, including, without limitation, all vacations, bonuses and/or bonus arrangements, paid or provided by Seller to each such persons; and

               (ii)  A description of any plans providing
          pensions, insurance benefits or any other similar type of fringe benefits to which Seller is a party or committed either orally or in writing including without limit all employee benefit plans ("Employee Benefit Plans"), as defined in Section 3(e) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), established by Seller or to which Seller contributes or is required to contribute, and sets forth at the most recent date available to the date hereof, the approximate value of plan assets (at then current market price) for Seller's Employees Benefit Plans. The Employee Benefit Plans and the related trusts comply with the provisions of ERISA and all other applicable laws, rules and regulations, and all necessary governmental approvals for the Employee Benefit Plans have been obtained, including, but not limited to, qualification of the Employee Benefit Plans under the Internal Revenue Code, as amended.
          The Employee Benefit Plans have been administered to date in compliance with the requirements of ERISA. True and complete copies of all annual reports filed with the Internal Revenue Service or the Department of Labor for the Employee Benefit Plans since December 31, 1995, and all actuarial reports prepared for the last three (3) plan years of the Employee Benefit Plans have heretofore been delivered by Seller to Buyer. Since December 31, 1995, no fiduciary of the Employee Benefit Plans has engaged in any "prohibited transaction" (as defined in ERISA).

          (n)  Contracts.  Set forth on Schedule 3 is a complete
               ---------                ----------
list and summary description of all contracts, agreements, equipment leases, resident agreements, either oral or in writing (collectively, "Contracts"), extending beyond the Closing Date to which Seller is a party or by which Seller is bound. A true and exact copy of each of the Contracts which is in writing has been furnished to Buyer or will be furnished to Buyer within 14 days from the date hereof. Neither Seller nor any other contracting party is in default in the performance of any of its obligations under any of the Contracts, except as set forth in
Schedule 3.  The Contracts to be assigned to Buyer under this
----------
agreement are freely assignable, or, if consent of the contracting party to the assignment is required, such consent will be secured prior to the Closing Date, and those whose stated duration extends beyond the Closing Date will, at such time, be in full force and effect and unimpaired by any acts or omissions of Seller or its agents or employees, and said Contracts will not be modified without Buyer's prior written consent.

          (o)  No Conflict.  The execution and delivery of this
               -----------
agreement and the performance of the transactions contemplated hereby does not, and will not, constitute a violation of, and is not, and will not be, a default under or conflict with the terms of (i) the charter documents or by-laws of Seller, or (ii) any contract, lease, indenture, agreement, order, judgment or decree to which Seller is a party or by which it is bound or to which any of the Seller's Assets being transferred hereunder are subject, and does not, and will not, violate or constitute a default under any statute, rule, regulation, order, or ordinance of any governmental, judicial or arbitral body.

          (p)  Litigation.  Except as set forth on Schedule 8
               ----------                          ----------
hereto, there is, and on the Closing Date there will be, no suit, action or legal, administrative, arbitration or other proceedings of any nature pending, or to the knowledge of Seller, threatened, against any of Seller, Seller's Assets or Nursing Home which might materially and adversely affect the legality or validity of this agreement, the transactions contemplated hereby, or the continued operations and earnings of the business presently conducted by Seller or which might materially and adversely affect the enjoyment or use thereof by Buyer, and there is not, nor will there be, any factual basis known to either Seller or stockholder for any such suit, action or proceeding. Seller is not in default in any respect of any order or any decree or rule of any court or governmental authority that may have jurisdiction over Seller or Nursing Home.

          (q)  Taxes, Tax Returns, and Cost Reports.  Seller has
               ------------------------------------
filed with the appropriate governmental agencies all tax returns required to be filed by each of them, and has paid, or made provision for the payment of, all taxes which have, or may became due, pursuant to said returns or pursuant to any assessment received by Seller. All Federal, state and local income, sales, use, property, excise or other taxes due in connection with Seller's Assets or Nursing Home have been fully paid or shall be fully paid as of the Closing Date or thereafter when due. Seller shall also have filed all reports required to be filed with all public agencies. Except as disclosed hereto, none of the Federal, state or local income tax returns filed by Seller have been audited. Seller has no knowledge neither of any additional assessments or adjustments pending or threatened against Seller for any period, nor of any basis of such assessment or adjustment. Seller shall promptly file all final Medicare and Medicaid cost reports with respect to the Nursing Home and shall report the sale contemplated herein in accordance with the terms of this Agreement. Seller shall be solely responsible for all adjustments due as a result of its participation in Medicare and Medicaid.

          (r)  Insurance.  Seller has and will continue to have
               ---------
between the date hereof and the Closing Date, sufficient insurance coverage to fully protect, indemnify and reimburse it for, from and against all loss or damage arising from fire, theft or other casualties, liability for injury to or death of any person, and for damage to any property, malpractice, worker's compensation, and in general such other insurance as may be usual or customary in the Nursing Home, in all events in amounts sufficient to prevent Seller from becoming a co-insurer (other than reasonable deductible amounts as provided by such insurance policies).

          (s)  Environmental Issues.
               --------------------

               (i) To the knowledge of Seller, there has been no discharge or release onto the Real Estate (including surface water, ground water, and any existing improvements) of any substantial amounts of waste or debris, or contamination, including, without limitation (a) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976, as amended from time to time, and regulations promulgated thereunder; (b) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, and regulations promulgated thereunder; and (c) any substance the presence of which is prohibited or regulated by any Federal, state or local law, ruling, rule or regulation similar or dissimilar, including radon gas, to those set forth in this section.

               (ii) To the knowledge of Seller, there has not been placed on or under the Real Estate any asbestos or any underground storage tanks.

          (t)  Disclosure.  No representations or warranties by
               ----------
Seller in this Agreement, nor any written statement or certificate furnished or to be furnished by Seller pursuant to this Agreement, or in connection with the transactions contemplated hereby, contains or shall contain any untrue statement of material fact or omits or fails to state a statement of material fact, which omission or failure makes such statement or certificate misleading or untrue.

     7.   Buyer's Warranties and Representations.  Buyer
          --------------------------------------
represents and warrants and agrees with Seller as follows:

          (a)  Organization and Existence.  Buyer has all
               --------------------------
requisite power to conduct its business and perform the transactions contemplated hereby, and is, and on the Closing
Date will be a corporation validly existing and in good standing under the laws of the state of Florida.

          (b)  Authorization.  This Agreement is the valid and
               -------------
binding obligation of Buyer enforceable in accordance with its terms and the execution, delivery and performance of this Agreement and the transactions contemplated hereby by Buyer have been or will be duly and validly authorized and approved by all persons whose authority and approval are required, and a certificate evidencing such authorization shall be delivered to Seller at the Closing.

          (c)  No Conflict.  The execution and delivery of this
               -----------
Agreement and the performance of the transactions contemplated hereby do not, and will not, constitute a violation of, and are not, and will not be, a default under or conflict with the terms of any applicable organizational documents of Buyer, or any contract, lease, indenture, agreement, order, judgment or decree to which Buyer is a party or by which they are bound and do not, and will not, to the best of Buyer's knowledge, violate or constitute a default under any statute, rule, regulation, order or ordinance of any governmental, judicial or arbitral body.

          (d)  Disclosure.  No representations or warranties by
               ----------
Buyer in this Agreement, nor any written statement or certificate furnished, or to be furnished by Buyer pursuant to this Agreement, or in connection with the transactions contemplated hereby, contains or shall contain any untrue statement of material fact or omits or fails to state a statement of material fact, which omission or failure makes such statement or certificate misleading or untrue.

     8.   Pre-Closing Matters.
          -------------------

          (a)  Conduct of Business.  Seller agrees that until
               -------------------
the Closing or until this Agreement is terminated, whichever shall first occur, Seller will continue to operate Nursing Home in the ordinary course in a manner consistent with past practices, and, in furtherance hereof, Seller agrees that:

               (i) Seller will neither do, cause nor permit any act or thing, make any change in the operation of Nursing Home or undertake any contract which will materially adversely affect the acquisition by Buyer of the Seller's Assets or the Nursing Home to be acquired hereunder upon the terms and conditions herein set forth, or which will result in a breach of any representation or warranty of Seller, or which will materially adversely affect the Assets, property, business, or affairs of Seller, nor undertake any contract out of the ordinary course of business.

               (ii) Seller will continue to perform all of its obligations under existing contracts and new contracts entered into in the normal course of business and will use its best efforts to keep its business intact, to preserve for the benefit of Buyer all sources of supply available to Seller and all of the patients and good will for the benefit of Buyer.

               (iii) Seller will not enter into any employment contracts of any kind or character, labor contracts or renegotiations of the union contracts, or contracts for the purchase of any fixed assets or lease of the same, or any leases of any kind or character without the prior written consent of Buyer. Without limiting the generality of the foregoing, Seller will not hire any new employees except for replacements of existing employees, nor increase the compensation of any employee between the date hereof and the date of the Closing without the prior written consent of Buyer; nor will it make any promise or undertaking to increase the compensation of any employee without such prior written consent of Buyer unless such increase is in the normal course of business. All consents required of Buyer hereunder shall not be unreasonably withheld or delayed.

               (iv) Excepting normal wear and tear, Seller will maintain in good repair, working order, condition and efficiency the Nursing Home and all the Seller's Assets used or usable in the Nursing Home, and will not sell any such property or assets (except for inventory items in the ordinary course of business) and from time to time will make or cause to be made all needed and appropriate repairs, renewals, replacements, additions, betterments, and improvements thereto, and shall at all times carry on Nursing Home in an efficient manner exercising the use of good business judgment.

          (b)  Access.  From and after the date of this Agreement
               ------
and until the Closing Date, Buyer and its authorized representatives shall have reasonable access, during normal business hours, to all premises occupied by Seller and to all properties, books, records, contracts and documents of Seller, relating to the Seller's Assets or Nursing Home for the purpose of studies and inspection, and Seller shall furnish or cause to be furnished to Buyer and its authorized representatives all information with respect to the Seller's Assets and Nursing Home as Buyer may reasonably request, including, without limitation, payroll records prepared or received by Seller from and after January 1, 1999, except that if Buyer's lender shall require, Seller shall provide such records for transactions before January 1, 1999. At its sole cost and expense, Buyer may make tests or inspections at the Real Estate provided Buyer substantially restores the Real Estate to its former condition after performing any tests or inspections.

          (c)  Approvals.  Promptly after the execution hereof,
               ---------
Buyer shall file with the Agency, and diligently pursue, all necessary applications for approval of Buyer as licensee of the Nursing Home.

          (d)  Employees. Except to the extent otherwise required
               ---------
by the terms of any collective bargaining agreement, effective as of 11:00 p.m. on the day immediately preceding Closing, Seller shall terminate the employment of all employees and, no later than the normal pay period, shall pay to employees all salaries and wages due for the period ending with their termination. Seller shall not pay employees for vacation or sick leave accrued but not taken prior to the Closing. Instead, Buyer and Seller shall determine at Closing and Buyer shall receive a credit against the balance of the purchase price payable at Closing the amount of money due to employees for vacation and sick leave accrued but not taken. Buyer shall hold harmless Seller from any claims by employees for the value of such accrued but untaken vacation and sick pay. Seller shall timely pay all applicable governmental and regulatory authorities all employment related taxes due with respect to the employees. The Buyer shall have no obligation to offer employment to any employees. After Closing, Seller shall allow Buyer reasonable access to all records concerning the employees. After the Closing, Seller shall retain for each employee (i) all liabilities arising under any group life, accident, medical, dental, or disability plan to the extent that such liability relates to claims incurred at or prior to 11:00 p.m. on the day immediately preceding Closing and (ii) all liabilities for workers compensation to the extent that such liability relates to occurrences that take place at or prior to 11:00 p.m. on the day immediately preceding Closing.

          (e)  Inspection/Due Diligence. Buyer shall have until
               ------------------------
June 30, 1999 to (a) conduct such inspections and investigations of Seller's Assets and the Nursing Home as Buyer desires, including geotechnical, environmental, soil engineering, and similar tests, and (b) to give notice to Seller that Buyer has disapproved any aspect of Seller's Assets. If Buyer gives to Seller such notice on or before June 30, 1999, then, at Seller's sole option and without any obligation to do so, Seller may correct to the reasonable satisfaction of the Buyer such disapproved aspect of Seller's Assets. If Buyer gives to Seller notice of disapproval on or before June 30, 1999 and Seller does not elect to correct such disapproved aspect of Seller's Assets to the reasonable satisfaction of Buyer, then, in Buyer's sole discretion, Buyer may either (i) terminate this Agreement by written notice to Seller whereupon such part of the Deposit which has not been previously released shall be returned to Buyer and the parties obligations to each other shall end or
(ii) waive its previous disapproval, whereupon the transactions contemplated by this Agreement shall close. as scheduled.

     9.   Conditions to Buyer's Obligations.  The obligations of
          ---------------------------------
Buyer to consummate this Agreement are subject to the satisfaction (unless waived by Buyer) on or prior to the Closing
Date of each of the following conditions:

          (a)  Representations and Warranties.  All
               ------------------------------
representations and warranties of Seller contained in this Agreement shall be true and correct, on and as of the Closing
Date in all respects as though made on and as of the Closing
Date.

          (b)  No Adverse Change.  Nursing Home and the Seller's
               -----------------
Assets shall not have been materially and adversely affected in any way as a result of fire, explosion, earthquake, disaster, accident, labor trouble or dispute, any action by the United States or any other governmental, judicial or arbitral instrumentality, flood, drought, embargo, riot, civil disturbance, uprising, activity of armed forces or act of God or public enemy, or otherwise.

          (c)  Financial Commitment.  Buyer will obtain a
               --------------------
commitment to finance the purchase of the Real Estate and Assets on terms and conditions reasonably acceptable to Buyer by July
19, 1999.

          (d)  Compliance with Agreement.  Seller shall have
               -------------------------
performed and complied with all of its obligations under this Agreement which are to be performed or complied with by it prior to or on the Closing Date and shall have delivered to Buyer sole and exclusive possession of all the Real Estate, all the Seller's Assets and all the items referred to in Section 11(b) below.

          (e)  Proceedings and Instruments Satisfactory.  All
               ----------------------------------------
proceedings, corporate or other, to be taken in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be satisfactory in all respects to Buyer and Buyer's counsel acting in their reasonable discretion. Seller shall have made available to Buyer for examination the originals or true and correct copies of all records and documents relating to the Seller's Assets which Buyer may reasonably request in connection with this transaction. Seller shall have complied with all statutory requirements for the valid consummation by Seller of the transactions contemplated by this Agreement, and Buyer shall have obtained all licenses and approvals required for operation of the Nursing Home by Buyer. In this regard, Buyer shall forthwith undertake in good faith to obtain all such licenses and approvals and Seller shall cooperate with Buyer to this end.

          (f)  No Litigation.  No investigation, suit, action,
               -------------
administrative or other proceeding shall be pending or threatened which materially and adversely affects the Nursing Home or the Seller's Assets or which in the opinion of Buyer's counsel is likely to result in the restraint, prohibition or the obtaining of damages or other relief in connection with the performance of this Agreement or the consummation of the transactions contemplated hereby.

          (g)  Beds.  On the Closing Date, the census of patients
               ----
shall not be less than one hundred thirteen (113), the total beds certified to participate in the Medicaid program shall be 150 and certified to participate in the Medicare program shall be 16, and there shall be no requirement established by the Agency or any other governmental agency or court regarding the number of beds in the Nursing Home required to be utilized by residents involved in or eligible for the Florida Medicaid Program or any such similar requirement relating to the use of beds at the Nursing Home or any ban on admissions to any beds

          (h)  Licenses and Approvals.  Buyer shall have obtained
               ----------------------
from the appropriate agencies of the state of Florida, as applicable, all licenses or transfer of licenses or consents thereto necessary to operate the Nursing Home and use the Seller's Assets, as a 150-bed long-term care facility without the necessity for any improvements to the Seller's Assets. In this regard, Buyer shall forthwith undertake and diligently prosecute in good faith to obtain all such licenses and approvals and Seller shall cooperate with Buyer to this end. Buyer shall provide Seller with a copy of its application for licensure and any related documentation, which in no event shall be filed later than July 15, 1999. Buyer shall be under no obligation to pay for the correction of any deficiencies noted by the applicable licensing authorities prior to Closing or for any work for which a waiver was previously obtained. Notwithstanding the foregoing, if a waiver exists and is transferred to Buyer but later revoked, Seller shall have no liability to pay for correcting the prior waived deficiencies.

          (i)  Rate Setting Forms and Cost Reports.  Buyer shall
               -----------------------------------
have received assurances satisfactory to Buyer that all cost reports which Seller has been required to file prior to the Closing Date with any state or Federal authority have been timely filed.

     10.  Conditions to Seller's Obligations.  The obligations
          ----------------------------------
of Seller to consummate this Agreement are subject to the satisfaction (unless waived by Seller) on or prior to the Closing Date of each of the following conditions:

          (a)  Representation and Warranties.  All
               -----------------------------
representations and warranties of Buyer set forth in this Agreement shall be true and correct, on and as of the Closing
Date, in all respects as though made on and as of the Closing
Date.

          (b)  Compliance with Agreement.  Buyer shall have
               -------------------------
performed and complied with all obligations under this Agreement which are to be performed or complied with by Buyer on or prior to the Closing Date.

          (c)  Proceedings and Instruments Satisfactory.  All
               ----------------------------------------
proceedings, corporate or other, to be taken by Buyer in connection with this Agreement, and all documents incident thereto, shall be satisfactory to Seller's counsel acting in their reasonable discretion.

          (d)  No Litigation.  No suit, action or other
               -------------
proceeding shall be pending against Buyer before any court or governmental agency questioning the legality or validity of the transactions contemplated by this Agreement or which questions the legality or validity of the transactions contemplated by this Agreement, or any actions or omissions of Buyer in respect of such transactions.

          (e)  All Items.  Buyer shall have delivered all the
               ---------
items referred to in section 11(c) below.

          (f)  Shareholder Approval: Seller shall have obtained
               --------------------
shareholder approval for sale of Seller's Assets as contemplated herein. Seller agrees to proceed immediately to obtain and diligently prosecute such approval.

     11.  Closing and Deliveries.
          ----------------------

          (a)  Time and Place.  The Closing Date shall be no
               --------------
later than September 30, 1999, at such time and place mutually agreed upon by the parties. In the event that the Closing shall not occur by September 30, 1999, solely for the reason that the state has not issued its license to operate the Facility and such delay by the state has not been caused by Buyer's unreasonable delay in completing its licensure application, Buyer shall be entitled to an extension for Closing through and to October 31, 1999.

          (b)  Deliveries by Seller.  At the Closing, Seller
               --------------------
shall deliver to Buyer the following:

               (i) General Warranty Deed, Warranty Bills of Sale, and other instruments of assignments and transfer covering all of the Seller's Assets to be transferred hereunder, in forms usual and customary for transfers of title in the state of Florida and satisfactory to Buyer along with possession of all the Seller's Assets to be delivered to Buyer.

               (ii) Assignment and Assumption Agreements in form and substance satisfactory to Buyer, executed by Seller with respect to all of the contracts to be assigned, together with written consents to the assignments thereof to Buyer for all such Contracts where Buyer determines such consents to be required.

               (iii)  Certificates of legal existence, good
          standing (tax and corporate) and a waiver of tax lien certificates for Seller issued by the Florida
          Secretary of State and the Florida Department of Revenue, as the case may be.

               (iv) Smoke detector certificates for the Buildings on the Real Estate, if available.

               (v) A so-called "FIRPTA Affidavit" executed by the Seller.

               (vi) A certificate executed by the President of Seller certifying to the due fulfillment of all of the conditions included herein and that the President has all authority to act on behalf of the Seller to consummate the transactions contemplated herein.

               (vii) To the extent in Seller's possession, true and correct copies of all plans and specifications of the Real Estate and improvements thereupon, together with existing surveys of the boundaries of the Real Estate and an "as-built" survey showing the location of the improvements within the Real Estate.

               (viii)  The opinion of Seller's counsel in form
          and substance satisfactory to Buyer's counsel, but only if Buyer's lender requires such opinion.

               (ix) A check payable to the order of Buyer in the amount of all patient funds held by the Seller in connection with the Nursing Home, and an accounting of such funds and other property of patients held by such Seller. The Seller shall also deliver any other patient property (with an accounting thereof) it holds in connection with the Nursing Home.

               (x) Seller will assign and transfer to Buyer, to the extent permitted by law, all licenses, certifications, and permits for the conduct of Nursing Home. To the extent the same was not transferable, Seller shall cancel and quitclaim the same in favor of the Buyer and will cooperate fully with Buyer in Buyer's obtaining issuance of new licenses, certifications, and permits.

               (xi) Evidence of payment by Seller of all sales, transfers, use and documentary taxes and stamp taxes, if any, payable in connection with the sale, transfers and deliveries under this Agreement.

               (xii)  Such other and further documents,
          instruments and certificates not inconsistent with the provisions of this Agreement, executed by Seller as Buyer shall reasonably require to carry out and effectuate the purposes and terms of this Agreement and all previously undelivered items, if any, required to be delivered by Seller before the Closing.

          (c)  Deliveries by Buyer.  At the Closing, Buyer shall
               -------------------
deliver to Seller the following:

               (i)  The payment provided for in paragraph 2(b).

               (ii)  The Assignment and Assumption Agreement
          with respect to the Contracts, duly executed by Buyer's nominee.

               (iii) A certificate of the vote of the Directors of Buyer authorizing and approving this Agreement and the consummation of the transactions contemplated hereby.

               (iv) A certificate executed by the President of Buyer certifying to the due fulfillment of all of the conditions set forth in this Agreement.

               (v)  Certificates of the legal existence,
          corporate good standing and authority to conduct business of Buyer issued by the Florida Secretary of State.

               (vi) A Receipt and Assumption Agreement pursuant to which Buyer shall acknowledge receipt of and shall assume Seller's fiduciary obligations with respect to the funds and property of the patients.

               (vii)  Such other and further documents,
          instruments and certificates not inconsistent with the provisions of this Agreement, executed by Buyer, as Seller shall reasonably require to carry out and effectuate the purposes and terms of this Agreement, and all previously undelivered items, if any, required to be delivered by Buyer on or before the Closing.

     12.  Extension to Perfect Title or Make Premises Conform.
          ---------------------------------------------------
If Seller shall be unable to give title or to make conveyance, or to deliver possession of the Seller's Assets all as herein stipulated, or if at the time of the delivery of the deeds or bills of sale the Seller's Assets do not conform with the provisions hereof at Buyer's election, Seller shall use reasonable efforts to remove any defects in title, or to deliver possession as provided herein, or to make the Seller's Assets conform to the provisions hereof, as the case may be, in which event the time for performance hereof shall be extended for a period of sixty (60) days.

     13.  Use of Purchase Price by Seller.  To enable Seller to
          -------------------------------
make conveyance as herein provided, Seller shall, at the time of delivery of the deeds and bills of sale, use the purchase money or any portion thereof, to clear the title of any or all encumbrances or interests, provided that all instruments so procured are recorded or delivered simultaneously with the delivery of the deeds and bills of sale or mutually satisfactory arrangements are made for recording thereafter, in accordance with customary closing practices.

     14.  Closing Adjustments.  The following items shall be
          -------------------
separately apportioned and adjusted between Seller and Buyer as of midnight prior to the date of the Closing (the "Adjustment Date"), with the net amount (the "Net Adjustment Amount") shown to be payable to Seller, or to Buyer, as the case may be, to be paid at the Closing, (1) if to Buyer, by deducting the Net Adjustment Amount from the amount which would otherwise be payable by Buyer to Seller pursuant to Section 2 hereof, or (2) if to Seller, by the payment of the Net Adjustment Amount by Buyer to Seller by certified or bank cashier's check or wire transfer:

          (a)  Real estate taxes (however entitled or
designated) on the basis of the fiscal year for which assessed, and if the tax rate or assessment for that year has not yet been fixed, such adjustment shall be made on the basis of the unabated taxes for the prior fiscal year, subject to readjustment when such rate and/or assessment has been fixed, provided however that no such readjustment will be done unless the effect of such readjustment is greater than $1000. If the taxes to be apportioned shall thereafter be reduced by abatement, the amount of that abatement (less the reasonable fees and expenses attributable thereto) shall be apportioned between Seller and Buyer in the same proportions as said taxes;

          (b) Water and sewer charges and rents and charges for electricity;

          (c) Fees for customary annual or other periodic licenses and permits (assignable and assigned to Buyer at the Closing);

          (d) Employees' wages and related payroll taxes and expenses, vacation pay, sick time, bonuses and other benefits, if any, which have accrued, or which Seller has otherwise committed or is required to pay, for services rendered through the Closing Date for any employees to be continued by Buyer, based upon each employee's actual date of commencement of employment;

          (e) Charges on service and maintenance agreements and other agreements assigned to and assumed by Buyer hereunder;

          (f) Seller will endeavor to obtain final cut-off readings of fuel, telephone, electricity, water and gas on the day preceding the Closing. If such readings are obtained, Seller shall pay the bills based upon such readings promptly after the same are rendered and provide proof of such final readings at the Closing. If arrangements cannot be made for any such cut-off reading, the parties shall apportion the charges for such service on the basis of the bill therefor for the most recent billing period prior to the Adjustment Date. When bills are finally rendered to the Adjustment Date, Seller and Buyer promptly shall readjust the apportionments in accordance with the last bills rendered.

          (g) Buyer may, at its option, assume any liability of Seller. If this option is exercised by Buyer, Buyer shall receive a credit at Closing in accordance with this section of the entire amount of debt assumed, including interest and penalties; provided, however, that Buyer shall notify Seller of which liabilities it shall assume on or before June 7, 1999 and upon assuming such liabilities shall execute such document as Seller may reasonably request evidencing such assumption and agreeing to indemnify and hold harmless Seller from such liabilities.

          (h) Seller shall pay the cost of the real estate broker commission payable to Mike Pardoll, Marcus & Millichap,
18911 Swanhaven Court, Davidson, NC 28036.

          (i) Except as otherwise set forth above, Buyer and Seller shall pay an equal share of any other closing costs including, but not limited to, all documentary stamps, Dade County surtax, recording fees, and title insurance premiums.

     15.  Buyer's Election to Accept Title.  If title to
          --------------------------------
Seller's Assets or their condition as of the Closing Date or any extension thereof does not conform to the requirements of this Agreement, Buyer may elect nonetheless to purchase the Seller's Assets, without a reduction in the purchase price, except that, if the Assets have been damaged by fire or casualty insured against, then, if Buyer elects to proceed with the purchase, Seller shall:

          (a) Pay over and assign to the Buyer all amounts recovered or recoverable on account of such insurance, less any amounts reasonably expended by Seller for reasonable professional and expert fees and costs in connection with recovering of the same and for any partial restoration; and

          (b) If a holder or any mortgage on the Real Estate does not permit the insurance proceeds or a part thereof to be used to restore the Real Estate to its condition (reasonable wear and tear excepted) at the time of execution of this Agreement or to be so paid over and assigned to Buyer, give to Buyer credit against the purchase price at the Closing equal to the amounts recovered or recoverable and retained by the holder of said mortgage less any amounts reasonably expended by the Seller for any partial restoration.

     16.  Post-Closing Matters.
          --------------------

          (a)  Preservation of Books and Records.  For a period
               ---------------------------------
of seven (7) years from the Closing, Buyer and Seller will each preserve the books and records of the Nursing Home in their respective possession or control. Each party will make such books and records available to the other party at all reasonable times and upon reasonable notice and permit the other party, at its expense, to make extracts from or copies of all such records.

          (b)  Non-Solicitation.  Seller shall not, directly or
               ----------------
indirectly, solicit, for a period of two (2) years following the Closing, any then current employees or current patients of Nursing Home. In the event of an actual or threatened breach of this covenant, Buyer shall be entitled to injunctive and other equitable relief in addition to any other legal relief as shall be appropriate under the circumstances.

          (c)  Final Reports and Actions.  Seller will in a
               -------------------------
timely manner (i) file with all appropriate private and public entities all reports and forms required to be filed and (ii) execute and deliver such other documents, and take such other action, as may reasonably be requested in order to more effectively consummate the transactions contemplated hereby, and confirm and assure to Buyer title to all the Seller's Assets being transferred hereunder. If Seller fails to do so, Buyer may do so in Seller's name and seek reimbursement therefor pursuant to Section 17.

          (d)  Liability Insurance.  Buyer shall maintain
               -------------------
general liability insurance in an amount of not less than Three
Million ($3,000,000.00) Dollars for at least three (3) years after the Closing Date.

          (e)  Receivables.  Buyer shall assume responsibility
               -----------
for all billings and the collection of all accounts with respect to the use of the Facility after Closing. Seller shall retain all right, title, and interest in all accounts, notes, and other receivables with respect to the operation of the Facility and Seller shall retain responsibility for collection of all such receivables. Within twenty (20) days after Closing, Buyer shall deliver to Seller a list of Seller's receivables. All payments that may be received by Buyer with respect to Seller's receivables shall be received by Buyer in trust for the benefit of Seller, shall be segregated from the other funds of Buyer, and shall be immediately delivered to Seller in the form received, with any necessary endorsements. Any payment received by Buyer within thirty (30) days following the Closing shall be deemed to be a payment with respect to Seller's receivables unless the payor specifically designates that such payment relates to services performed after the Closing or unless there is no receivable to which such payment relates on the list of Seller's receivables provided to Buyer.

     17.  Indemnification by Seller/Claims Resolution.
          -------------------------------------------

          (a)  Indemnification by Seller.  Seller shall jointly
               -------------------------
and severally indemnify Buyer and hold Buyer harmless at all times after the Closing Date against and in respect of any of the following (collectively the "Claims"):

               (i) Any and all liabilities and obligations of Seller, or claims against Buyer with respect to the Seller's Assets being purchased by Buyer hereunder, or with respect to the Nursing Home or the contracts or related to Nursing Home, which arise or accrue prior to the Closing Date other than as expressly assumed by Buyer under or pursuant to the terms of this Agreement;

               (ii) Any and all damage or deficiency resulting from any misrepresentation, breach of warranty, or non-fulfillment of any obligation on the part of Seller, under this Agreement, any agreement executed pursuant hereto or any Schedule or Exhibit to this Agreement or from any misrepresentation in or omission from any schedules, certificates or other instrument furnished to Buyer hereunder, or pursuant hereto or in connection herewith;

               (iii) Any retroactive payments due to the state of Florida or the United States Government for periods prior to the Closing, unless specifically assumed by Buyer;

               (iv) Any and all liabilities and obligations or claims arising out of the transfer of funds or property by any patient to the Seller or Seller's employees prior to Closing; and

               (v) All demands, assessments, judgments, costs, and reasonable legal and other expenses arising from or in connection with any action, suit, proceeding or claim incident to any of the foregoing.

          (b)  Reimbursement and Offset.  Subject to the
               ------------------------
provisions of Section 17(c) below, Buyer shall be reimbursed by Seller on demand, for any payment made by it or loss, damage, cost or expense suffered by it at any time after the Closing Date with respect to any claim to which the foregoing indemnity relates. In addition, Buyer shall have the right to set off and deduct any payment made by it or any loss suffered by it with respect to any claim to which the indemnity provided for in
Section 17(a) above relates against the amount of any obligation of Buyer to either Seller, whether under this Agreement or any other agreement executed pursuant hereto or otherwise.

          (c)  Conditions of Indemnification.  The obligations
               -----------------------------
and liabilities of Seller hereunder with respect to claims resulting from the assertion of liability by third parties ("Third Party Claims") shall be subject to the following terms and conditions:

               (i) Buyer will give Seller prompt notice of any Third Party Claims asserted against or imposed upon or incurred by Buyer. Seller will undertake the defense thereof by representatives of its own choosing reasonably satisfactory to Buyer. Buyer shall have the right at its own expense to participate in any such defense with representatives of its own choosing.

               (ii) In the event Seller, within a reasonable time after notice of any Third Party Claim, fails to defend or prosecute any such defense diligently, Buyer will (upon further notice to Seller) have the right to undertake the defense, compromise or settlement of such Third Party claim on behalf of, and for the account of Seller, at the expense and risk of Seller.

               (iii)  Neither shall Seller, without Buyer's
          written consent, settle or compromise any such Third Party Claim or consent to entry of any judgment which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to Buyer an unconditional release from all liability in respect of such Third Party claim.

          (d)  Cumulative Remedies.  Except as herein expressly
               -------------------
provided, the remedies provided herein shall be cumulative and shall not preclude the assertion by Buyer of any other rights or the seeking of any other remedies against Seller.

     18.  Indemnification by Buyer.
          ------------------------

          (a) Buyer shall indemnify Seller and hold Seller harmless at all times after the Closing Date against and in respect of all of the following (collectively "claims"):

               (i) Any and all liabilities and obligations of Seller arising after the Closing Date and (i) expressly assumed by Buyer under this Agreement and/or under contracts assigned to and assumed by Buyer or
          (ii) relating to the operation of the Nursing Home by Buyer.

               (ii) Any and all damage or deficiency resulting from any misrepresentation, breach of warranty, or non-fulfillment of any obligation on the part of Buyer under this Agreement or any Schedule to this Agreement or from any misrepresentation in or omission from any Schedule, certificate or other instrument furnished to Seller hereunder, or pursuant hereto or in connection herewith.

               (iii)  All demands, assessments, judgments,
          costs, and reasonable legal and other expenses arising from or in connection with any action, suit, proceeding or claim incident to any of the foregoing.

          (b)  Reimbursement and Offset.  Subject to the
               ------------------------
provisions of Section 18(c) below, Seller shall be reimbursed by Buyer, on demand, for any payment made by Seller or loss, damage, cost or expense suffered by Seller at any time after the Closing Date with respect to any liability or claim to which the foregoing indemnity relates.

          (c)  Conditions of Indemnification.  The obligations
               -----------------------------
and liabilities of Buyer hereunder with respect to claims resulting from the assertion of liability by third parties (herein "Third Party Claims") shall be subject to the following terms and conditions:

               (i) Seller will give Buyer prompt notice of any Third Party Claims asserted against or imposed upon or incurred by either Seller, and Buyer will undertake the defense thereof by representatives of its own choosing reasonably satisfactory to Seller. Seller shall have the right at its own expense to participate in any such defense with representatives of its own choosing; and

               (ii) In the event Buyer, within a reasonable time after notice of any Third Party Claim, fails to defend or prosecute any such defense diligently, Seller will (upon further notice to Seller) have the right to undertake the defense, compromise or settlement of such Third Party Claim on behalf of and for the account of Buyer, at the expense and risk of Buyer.

          (d)  Cumulative Remedies.  Except as herein expressly
               -------------------
provided, the remedies provided herein shall be cumulative and shall not preclude the assertion by Seller of any other rights or the seeking of any other remedies against Buyer.

     19.  Survival of Representations.
          ---------------------------

          (a)  Survival of Representations.  All
               ---------------------------
representations, warranties and agreements made by any party to this Agreement or pursuant hereto shall survive the Closing hereunder, notwithstanding any investigation by any party made either before or after the Closing.

          (b)  Statements as Representations.  All statements
               -----------------------------
contained in any certificate, schedule, list, document or other writing delivered pursuant hereto or in connection with the transactions contemplated hereby shall be deemed representations and warranties within the meaning of Sections 17(a) and 18(a) hereof.

     20.  Miscellaneous Provisions.
          ------------------------

          (a)  Expenses.  Except as otherwise expressly provided
               --------
herein, each party shall be responsible for its own fees and expenses in connection with the execution and delivery of this Agreement and the performance of its obligations hereunder.

          (b)  Benefit.  This Agreement shall be binding upon
               -------
and inure to the benefit of the parties hereto, and their respective heirs, executors, administrators, successors and assigns. Buyer may assign this Agreement and all its obligations and rights hereunder to one or more entities, which shall assume Buyer's obligations and be entitled to the benefit of Buyer's rights under this Agreement.

          (c)  Notice.  All necessary notices, payments, demands
               ------
and requests shall be in writing and shall be deemed duly given if mailed by certified mail, postage prepaid, return receipt requested, and addressed as follows:

          IF TO SELLER:


Mr. James R. Sellers
          Bayshore Healthcare Services, Inc.
          2990 North Swan Road
          Suite 228
          Tucson Ariz. 85712

          F. Dale Markham
          Healthcare Investors of America, Inc.
          1278 Brenholt Lane
          Showlow Ariz. 85910

          with a copy to:

          John A. Cocklereece, Jr.
          Bell Davis & Pitt, P.A.
          635 W. Fourth Street
          Winston Salem NC 27104

          IF TO BUYER:

          Abraham Shaulson
          3190 Pine Tree Drive
          Miami Beach, Florida 33140

          with a copy to:

          Goldsmith & Grout, P.A.
          385 West Fairbanks Avenue, #300
          Post Office Box 2011
          Winter Park, Florida 32790-2011

Either party may change its address for notice by giving notice of change of address in the manner set forth above.

          (d)  Headings.  The headings of the paragraphs of this
               --------
Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meanings of the parties.

          (e)  Tax Reporting.  The parties hereto agree and
               -------------
acknowledge that the determination of the price for each of the Seller's Assets, as set forth in this Agreement, is the result of arms-length negotiations between the parties, and the parties agree and warrant and represent to each other, their respective tax returns and those of any parent, subsidiary or affiliated entity shall report the transactions contemplated by this Agreement in accordance with the characterization and allocated prices of the various assets set forth in this Agreement.

          (f)  Entire Agreement.  This Agreement, together with
               ----------------
the Schedules and Exhibits, sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements, whether written or oral, and understandings with respect hereto. This Agreement and said Exhibits and Schedules may not be amended, changed or modified except by a written instrument duly executed by the parties hereto. This Agreement shall be governed and construed and enforced in accordance with the laws of the state of Florida.

          (g)  Counterparts.  This Agreement may be signed in
               ------------
any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

          (h)  Exhibits.  This Agreement may be signed without
               --------
the Exhibits. All Exhibits shall be prepared and submitted within fifteen (15) days of signing this Agreement. Buyer shall review all Exhibits produced by Seller within ten (10) days. Buyer retains the right to rescind this Contract if any such Exhibits do not meet Seller's approval.

          (i)  Confidentiality.  Buyer has received from Seller
               ---------------
and will receive from Seller documents and information relating to the Seller's Assets. Buyer agrees to keep said documents and information confidential, and not to disclose same to another person or party except to its staff, accountants, attorneys, insurance agents and mortgage lenders without the prior written approval of Seller unless required by law. In the event the Closing contemplated by this Agreement is not consummated, Buyer will promptly return to Seller any and all information and documents received from Seller. Seller agrees to keep confidential any information or documentation received from Buyer regarding Buyer and this transaction.

          (j)  Assignment. This Agreement is not assignable by
               ----------
either party without the consent of the other party; provided, however, that Buyer shall be entitled to assign its rights hereto to a corporation to be formed for purposes of consummating the Closing.

     IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the day and year first above written.



                         "SELLER"

                         Bayshore Healthcare Services, Inc.

                         BY: /s/ James R. Sellers
                            ----------------------------------
                              James R. Sellers, President

                         Healthcare Investors of America, Inc.

                         BY: /s/ F. Dale Markham
                            ----------------------------------
                              F. Dale Markham, President


                         "BUYER"


                         /s/ Abraham Shaulson      (SEAL)
                         --------------------------
                              Abraham Shaulson




                           SCHEDULE 1

                  DESCRIPTION OF REAL PROPERTY

                           SCHEDULE 2

                        PERSONAL PROPERTY


      [TO BE PROVIDED AND ATTACHED ON OR BEFORE 6/30/1999]

                           SCHEDULE 3

                            CONTRACTS

                           SCHEDULE 4

                    PURCHASE PRICE ALLOCATION

      [TO BE PROVIDED AND ATTACHED ON OR BEFORE 6/30/1999]

                           SCHEDULE 5

                     LIENS AND ENCUMBRANCES

  THOSE LIENS AND ENCUMBRANCES SET FORTH IN PARAGRAPH 4 OF THE
   AGREEMENT AND SUCH FURTHER LIENS AND ENCUMBRANCES AS MAY BE REFLECTED ON BUYER'S TITLE POLICY, TO THE EXTENT THAT SUCH LIENS
 AND ENCUMBRANCES SHALL NOT MATERIALLY AFFECT BUYER'S OWNERSHIP
     OR USE OF THE PROPERTY; SAVE AND EXCEPT SUCH LIENS AND ENCUMBRANCES FOR FINANCING WHICH SHALL BE PAID AT CLOSING.

                           SCHEDULE 6

                COLLECTIVE BARGAINING AGREEMENTS

 See attached copies of two (2) collective bargaining agreements

                           SCHEDULE 7

                      EMPLOYEE INFORMATION

      [TO BE PROVIDED AND ATTACHED ON OR BEFORE 6/30/1999]

                           SCHEDULE 8

                           LITIGATION

      [TO BE PROVIDED AND ATTACHED ON OR BEFORE 6/30/1999]


            AMENDMENT TO PURCHASE AND SALE AGREEMENT
            ----------------------------------------

     This Amendment to Purchase and Sale Agreement ("Amendment") is entered into this 31st day of August, 1999, by and between Healthcare Investors of America, Inc., a Maryland corporation qualified to do business in Florida, and Bayshore Healthcare Services, Inc., an Arizona corporation qualified to do business in Florida (referred individually as "Healthcare" and "Bayshore," respectively, and referred jointly as "Seller") and Abraham Shaulson, an individual resident of the State of Florida ("Buyer").

                          INTRODUCTION
                          ------------

     WHEREAS, Seller is engaged in the nursing home business, and owns and operates the land, building, fixtures, equipment and other assets comprising a one hundred fifty (150) bed nursing home facility located at 16650 West Dixie Highway, Miami, Florida, under the name "Bayshore Convalescent Center" (the "Nursing Home");

     WHEREAS, the parties reached an understanding for the sale by Seller and the purchase by Buyer or its nominee of the real estate, assets and business related to the Nursing Home, which agreement is evidenced by a Purchase and Sale Agreement dated June 3, 1999 ("Agreement");

     WHEREAS, the parties wish to amend the terms of the Agreement and execute this Amendment to evidence such changes.
Capitalized terms, not otherwise defined herein, shall have the meaning set forth in the Agreement.

                            AGREEMENT
                            ---------

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the terms and conditions hereinafter set forth, the parties, intending to be legally bound, agree as follows:

1)   RESCHEDULING OF CLOSING.  The Closing Date shall be no
     -----------------------
 later than October 31, 2000, at such time and place mutually agreed upon by the parties. Time is of the essence in connection with the Closing.

2)   PURCHASE PRICE AND PAYMENT.
     --------------------------

     (a) The parties confirm that the Purchase Price for the Seller's Assets shall be five million seven hundred fifty thousand dollars ($5,750,000).

     (b)  The Purchase Price shall be paid as follows:

          (i) The parties acknowledge that Buyer has previously paid to Seller the sum of twenty-five thousand dollars ($25,000). The parties further acknowledge that, simultaneously with the execution hereof, Buyer has paid to Seller the sum of three hundred twenty-five thousand dollars ($325,000). The total amount of three hundred fifty thousand dollars ($350,000) ("Deposit") received by Seller to date shall be applied toward the Purchase Price at the Closing. If the Closing shall not occur due to Seller's default, Buyer shall receive an immediate refund of the Deposit. If the Closing shall not occur for any other reason, Seller shall receive the Deposit as liquidated damages and Buyer shall have no further obligation to Seller arising out of or in connection with the sale.

          (ii) The balance of the Purchase Price, subject to adjustments, shall be paid by Buyer to Seller at Closing by wire transfer, certified check or bank cashiers check.

3)   DEPOSIT AND DISBURSEMENT OF CAPITAL IMPROVEMENT BUDGET.
     ------------------------------------------------------
Simultaneously with the execution hereof, Buyer has deposited with Seller the sum of one hundred fifty thousand dollars ($150,000), which amount shall be deposited in a separate interest bearing account in Seller's name. Buyer and Seller have agreed to a list of capital improvements, which improvements and the schedule for completion thereof, are set forth on Exhibit A attached hereto ("Capital Improvements Budget"). Buyer shall complete the improvements specified in accordance with Exhibit A. Upon submission of an estimate of the cost of completing specific improvements on the Capital Improvement Budget, Seller shall advance from the account the amount of the estimated cost, but in no event shall such advance exceed twenty-five thousand dollars ($25,000). As the improvements are completed, Buyer shall submit satisfactory evidence of the completion of the improvements and the cost thereof to Seller and, thereupon, be entitled to reimbursement by Seller from the Capital Improvement Budget, less any previous advances for the cost of such work. Upon the closing of the sale pursuant to this Agreement, any amount remaining in the Capital Improvements Budget shall be applied in payment of the Purchase Price. If the sale shall fail to close by the Closing Date for any reason other than default by the Seller, any amount remaining in the Capital Improvements Budget shall become the property of Seller.

4)   LEASE OF PREMISES PENDING SALE.  Pending the Closing of the
     ------------------------------
sale under the Agreement, Seller shall lease the Nursing Home to Buyer. Simultaneously herewith, Seller and Buyer's designate have entered into a lease agreement generally in the form attached hereto as Exhibit B ("Lease"). Effective upon the beginning date of the Lease, Buyer's designate shall assume all operational control of the Nursing Home, subject only to Buyer's full and complete performance under the terms of the Lease.

5)   BUYER'S LICENSE TO OPERATE FACILITY; INDEMNIFICATION.
     ----------------------------------------------------
Buyer shall proceed immediately to file any and all such applications and documents as may be necessary to obtain a license to operate the Nursing Home. In no event, however, shall Buyer fail to file any and all documents necessary for the application of such license any later than September 30, 1999. Upon filing all such applications, Buyer shall proceed with due diligence to obtain the license. In no event shall such license fail to be issued on or before December 31, 1999. In the event Buyer shall fail to apply for the license by the date specified herein or such license shall not have been issued by the date specified herein for any reason other than fault of the Seller, Buyer shall be in default of its obligations under the Agreement, this Amendment, and the Lease. In such event, Seller, at its option, may exercise its rights to terminate the Lease, deem the Buyer in default under the terms of the Agreement, and retain the Deposit as liquidated damages as provided herein. Buyer agrees to indemnify and hold Seller harmless from any and all liabilities which may arise in connection with the operation of the Nursing Home from and after the beginning date of the Lease until Closing.

6.   SATISFACTION OF BUYER'S CONDITIONS OF CLOSING.  The parties
     ---------------------------------------------
hereby acknowledge that all conditions precedent to Buyer's obligation under the Agreement to close, other than the satisfaction by Seller of its obligations under the Agreement, have been satisfied or waived and that Buyer is obligated to close as specified in the Agreement.

7.   SATISFACTION OF SELLER'S CONDITION TO CLOSING; EXTENSION OF
     -----------------------------------------------------------
LEASE. A condition to Seller's obligation to close is that
-----
Seller shall have obtained shareholder approval of the sale. In the event that Seller shall not have obtained such approval at least six (6) months prior to the end of the Lease, Buyer, at its option, shall have the right to extend the Lease for three
(3) successive periods of one (1) year each on the same terms and conditions, except that rent shall increase from the prior year in an amount equal to the increase in the consumer price index for the preceding twelve (12) months.

8.   REAFFIRMATION OF AGREEMENT.  Except as amended by the terms
     --------------------------
of this Amendment, all terms and conditions of the Agreement remain in effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and date first above written.

                         Healthcare Investors of America, Inc.

                         By: /s/ F. Dale Markham
                            ----------------------------------
                         Print Name: F. Dale Markham
                         Title: President

                         Bayshore Healthcare Services, Inc.

                         By:/s/ James R. Sellers
                            ----------------------------------
                         Print Name: James R. Sellers
                         Title: President


                         /s/ Abraham Shaulson     (SEAL)
                         -------------------------------------
                         Abraham Shaulson
                            EXHIBIT A
                   Capital Improvement Budget
                   --------------------------

                            EXHIBIT B

                         Lease Agreement
                         ---------------

             See attached 34 page lease and exhibits


                                                    EXHIBIT 10.2

                              LEASE
                              -----


    THIS LEASE ("Lease") is dated as of the 30th day of July, 1999, and is between HEALTHCARE INVESTORS OF AMERICA, INC., a Maryland corporation ("HAI") and or ("Lessor"), and WATERCREST NURSING AND REHABILITATION CENTER, INC., a Florida corporation ("WCNRC") and or ("Lessee").


                            ARTICLE 1
                            ---------

                      LEASED PROPERTY; TERM
                      ---------------------

     1.1 Upon and subject to the terms and conditions hereinafter set forth, Lessor leases to Lessee, and Lessee rents from Lessor, all of Lessor's rights and interests in and to the following property (collectively, the "Leased Property"):

          (i) the real property described in Exhibit 1 attached hereto (the "Land");

          (ii) all buildings, structures, fixtures (as hereinafter defined) and other improvements of every kind, including but not limited to alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site), and parking areas and roadways appurtenant to such buildings and structures presently or hereafter situated upon the Land (collectively, the "Leased Improvements");

          (iii) all easements, rights and appurtenances relating to the Land and the Leased Improvements (collectively, the "Related Rights"); and

          (iv) all fixtures, permanently affixed to or incorporated into the Leased Improvements,including without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, and built-in oxygen and vacuum systems, all of which, to the greatest extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto, but specifically excluding all items included within the category of Personal Property as defined below (collectively, the "Fixtures").

    The Leased Property is demised in its present condition without representation or warranty by Lessor and subject to the rights of parties in possession, and to the existing state of title including all covenants, conditions, restrictions, easements and other matters of record including all applicable laws, the lien of financing instruments, mortgages, deeds of trusts and including other matters which would be disclosed by an inspection of the Leased Property or by an accurate survey thereof. The Leased Property is leased subject to all covenants, conditions, restrictions, easements and other matters set forth in Exhibit 2.

    1.2 Term. The initial term of this Lease shall be for a fixed term (the "Term") commencing on September 1, 1999 (the "Commencement Date") and ending at midnight on August 31, 2000, unless this Lease is sooner terminated as hereinafter provided.

                            ARTICLE 2

                            ---------

                           DEFINITIONS
                           -----------

    2.1   Definitions.  For all purposes of this Lease, except
          -----------
as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, (ii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles at the applicable time, (iii) all references in this Lease to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Lease, and (iv) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Lease as a whole and not to any particular Article, Section or other subdivision.

     Additional Charges:      As defined in Section 3.4.
     ------------------

     Additional Rent:     Not applicable
     ---------------

     Affiliate:     As used in this Lease the term "Affiliate"
     ---------
shall mean (i) any person which, directly or indirectly, controls or is controlled by or is under common control with such person, (ii) any other person that owns, beneficially, directly or indirectly, five percent (5%) of the outstanding capital stock, shares or equity interests of such person, or
 .(iii) any officer, director, employee, general partner or trustee of such person or any person controlling, controlled by or under common control with such person (excluding trustees and persons serving in similar capacities who are not otherwise an Affiliate of such person). The term "person" means and includes individuals, corporations, general and limited partnerships, stock companies or associations, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, or other entities and governments, agencies and political subdivisions thereof. For the purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with") as used with respect to any person shall mean the possession. directly or indirectly, of the power to direct or cause the direction of the management and policies of such person through the ownership of voting securities, partnership interests or other equity interests.

     Award:    As defined in Section 15. 1 (a) .
     -----

     Base Gross Revenues:          Not applicable
     -------------------

     Base Property Cost Component:           Not applicable
     ----------------------------

     Base Rent:     As defined in Section 3. 1 (a) (i) .
     ---------

     Business Day:  Each Monday, Tuesday, Wednesday, Thursday
     ------------
and Friday which is not a day on which national banks in the state of Florida are authorized, or obligated, by law or executive order, to close and including Jewish holidays.

     Capital Addition:   One or more new buildings, or one or
     ----------------
more additional structures annexed to any portion of any of the Leased Improvements, or the material expansion of existing improvements which are constructed on any parcel or portion of the Land during the Term, including the construction of a new wing or new story, or the renovation of existing improvements on the Leased Property in order to provide a functionally new facility needed to provide services not previously offered, or any expansion, construction, renovation or conversion in order to increase the bed capacity of the Facility, to change the purpose for which such beds are utilized or to improve the quality of the Facility.

     Capital Additions Cost: The term "Capital Additions Cost"
     ----------------------
shall mean the cost of any Capital Addition proposed to be made by Lessee whether paid for by Lessee or Lessor. Such cost shall include (a) the cost of construction of the Capital Addition including site preparation and improvement, materials, labor, supervision, developer and administrative fees, legal fees, and related design, engineering and architectural services, the cost of any fixtures, the cost of construction financing (including but not limited to capitalized interest) and other miscellaneous costs approved by Lessor, (b) if agreed to in writing by Lessor in advance, the cost of any land contiguous to the Leased Property which is to become a part of the Leased Property purchased for the purpose of placing thereon the Capital Addition or any portion thereof, or for providing means of access thereto, or parking facilities therefor, including the cost of surveying the same, (c) the cost of insurance, real estate taxes, water and sewage charges and other carrying charges for such Capital Addition during construction, (d) the cost of title insurance, (e) reasonable fees and expenses of legal counsel, (f) filing, registration and recording taxes and fees, (g) documentary stamp taxes or surtax, if any, and (h) all reasonable costs and expenses of Lessor and any Lending Institution which has committed to finance the Capital Addition, including but not limited to (i) the reasonable fees and expenses of their respective legal counsel, (ii) all printing expenses, if any, (iii) the amount of any filing, registration and recording taxes and fees, (iv) documentary stamp taxes, if any (v) title insurance charges and appraisal fees, if any (vi) rating agency fees, if any, and (vii) commitment fees, if any, charged by any Lending Institution advancing or offering to advance any portion of the financing for such Capital Addition.

     Code:     The Internal Revenue Code of 1986, as amended.
     ----

     Commencement Date:  As defined in Section 1.2.
     -----------------

     Condemnation, Condemnor:      As defined in Section 15.1.
     -----------------------

     Consolidated Financial:  For any fiscal year or other
     ----------------------
accounting period for Lessee and its consolidated subsidiaries, if any, statements of earnings and retained earnings and of changes in financial position for such period and for the period from the beginning of the respective fiscal year to the end of such period and the related balance sheet as at the end of such period, together with the notes thereto, all in reasonable detail and setting forth in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, and prepared in accordance with generally accepted accounting principles.

     Consolidated Net Worth:   At any time, the sum of the
     ----------------------
following for Lessee and its consolidated subsidiaries, if any, on a consolidated basis determined in accordance with generally accepted accounting principles:

     (1) the amount of capital or stated capital (after deducting the cost of any treasury shares) , plus

     (2) the amount of capital surplus and retained earnings (or, in the case of a capital surplus or retained earnings deficit,minus the amount of such deficit), minus

     (3) the sum of the following (without duplication of deductions in respect of items already deducted in arriving at surplus and retained earnings): (a) unamortized debt discount and expense and (b) any write-up in book value of assets resulting from a revaluation thereof subsequent to the most recent Consolidated Financials prior to the date thereof, except any net write-up in value of foreign currency in accordance with generally accepted accounting principles; any write-up resulting from a reversal of a reserve for bad debts or depreciation; and any write-up resulting from a change in methods of accounting for inventory.

     Cost of Living Index:     The Consumer Price Index, Urban
     --------------------
Wage Earners and Clerical Workers, All Items, Case 1967=100, Published by the Bureau of Labor Statistics, U.S. Department of Labor, for the geographical area which includes the Leased Property, or if said Index is not available, then an available index for the state in which the Leased Property is located, or if not available, for the entire United States, published by said bureau or its successor, or if none, by any other instrumentality of the United States or of the state in which the Leased Property is located, in the order mentioned.

     Date of Taking:     As defined in Section 15. 1.
     --------------

     Debt Component:     As defined in Section 3.l(a)(i)(2).
     --------------

     Equity Component:   As defined in Section 3. 1 (a) (i) (1).
     ----------------

     Encumbrance:        As defined in Section 36. 1.
     -----------

     Event of Default:   As defined in Section 16.l.
     ----------------

     Excess Gross Revenues:   Gross Revenues less Base Gross
     ---------------------
Revenues.

     Extended Terms:     As defined in Section 33. 1.
     --------------

     Facility:      The existing health care facility situated
     --------
on the Leased Property on the Commencement Date, as it may be modified from time-to-time with approval of Lessor.

     Facility Mortgage:   As defined in Section 13. 1.
     -----------------

     Facility Mortgagee:  As defined in Section 13. 1.
     ------------------

     Fair Market Value:  The fair market value of the Leased
     -----------------
Property, including all Capital Additions, and (a) assuming the same is unencumbered by this Lease, (b) determined in accordance with the appraisal procedures set forth in Article 34 or in such other manner as shall be mutually acceptable to Lessor and Lessee, and (c) not taking into account any reduction in value resulting from any Encumbrance to which the Leased Property is subject and which Encumbrance Lessee or Lessor is otherwise required to remove at or prior to closing of the transaction.
In determining such Fair Market Value the positive or negative effect on the value of the Leased Property attributable to the interest rate, amortization schedule, maturity date, prepayment penalty and other terms and conditions of any mortgage on the Leased Property which is not so required or agreed to be removed shall be taken into account in determining such Fair Market Value. The Fair Market Value shall be determined by using alternative forms of appraisal such as the "income" approach as rental property and the "bricks and mortar" approach; however, the Fair Market value shall be the higher of those values.

     Fair Market Added Value:      The Fair Market Value of the
     -----------------------
Leased Property (including all Capital Additions) less the Fair
Market Value of the Leased Property determined as if no Capital
Additions financed by Lessee had been constructed.

     Fair Market Value Purchase Price:  The Fair Market Value of
     --------------------------------
the Leased Property less the Fair Market Added Value.

     Fiscal Quarter:     Each of the three (3) month periods
     --------------
commencing August, November, February, and May.

     Fiscal Year:   The twelve (12) month period from August 1
     -----------
to July 31.

    Fixtures:           As defined in Section 1. 1.
    --------

    Gross Revenue Base Additional Rent:      As defined in
     ---------------------------------
Section 3.2(b)(i).

     Gross Revenues:          The term "Gross Revenues" shall
     --------------
mean all revenues received or receivable from or by reason of the operation of the Facility (including any Capital Additions), or any other use of the Leased Property, including without limitation, all patient revenues received or receivable for the use of or otherwise by reason of all rooms, beds and other facilities provided, meals served, services performed, space or facilities subleased or goods sold on the Leased Property, including without limitation, and except as provided below, any consideration received under any subletting, licensing, or other arrangements with third parties relating to the possession or use of any portion of the Leased Property and all revenues from' all ancillary services; provided, however, that Gross Revenues shall not include non-operating revenues such as interest income or gain from the sale of assets not sold in the ordinary course of business and; provided, further, that there shall be deducted from such revenues:

          (i) contractual allowances (relating to any period during the Term of this Lease) for billings not paid by or received from the appropriate governmental agencies or third party providers;

          (ii) allowances according to generally accepted accounting principles for uncollectible accounts;

          (iii)  all proper patient billing credits and
adjustments according to generally accepted accounting principles relating to health care accounting;

          (iv) federal, state or local sales, use, gross receipts and excise taxes and any tax based upon or measured by said Gross Revenues which is added to or made a part of the amount billed to the patient or other recipient of such services or goods, whether included in the billing or stated separately;

          (v) provider discounts for hospital or other medical facility utilization contracts;

          (vi) the cost of any federal, state or local governmental program imposed specially to provide or finance indigent patient care;

          (vii) revenues attributable to Capital Additions or Non-Capital Additions paid for or financed by Lessee as provided for in Section 10. 1 and Section 10. 2, respectively;

          (viii) revenues attributable to machinery or equipment owned by Lessee and separately charged to patients; and

          (ix) revenues attributable to Leasehold Improvements paid for or financed by Lessee as provided for in Section 10.1 or Section 10.2, respectively.

     Hazardous Substances:         Collectively, (1) any
     --------------------
material which may be dangerous to health or the environment, either separately or in combination with any other substance, when improperly stored, treated, disposed, or otherwise managed, including without limitation, hazardous substances as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. 9601, and (2) crude or refined oil including waste oil. Hazardous Substances shall not include pharmaceuticals," "infectious waste," "sewage discharge," or cleaning supplies" of the types and in quantities normally stocked by health care providers similar to the Facility.

     Impositions:   Collectively, all taxes (including without
     -----------
limitation, all capital stock and franchise taxes of Lessor, all ad valorem, sales and use single business, gross receipts, transaction privilege, rent or similar taxes), assessments (including without limitation all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term), ground rents, water, sewer or other rents and charges, excises, tax levies, fees (including without limitation, license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property or the Rent (including all interest and penalties thereon due to any failure in payment by Lessee), which at any time prior to, during or in respect of the Term hereof may be assessed or imposed on or in respect of or be a lien upon (a) Lessor or Lessor's interest in the Leased Property, (b) the Leased Property or any part thereof or any rent therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, sales from, or activity conducted on, or in connection with, the Leased Property or the leasing or use of the Leased Property or any part thereof; provided, however, nothing contained in this Lease shall be construed to require Lessee to pay (1) any tax based on net income (whether denominated as a franchise or capital stock or other tax) imposed on Lessor or any other person, or (2) any transfer, net revenue, or sales tax of Lessor or any other person except Lessee and its successors, or (3) any tax imposed with respect to the sale, exchange or other disposition by Lessor of any portion of the Leased Property or the proceeds thereof, or (4) except as expressly provided elsewhere in this Lease, any principal or interest on any Encumbrance on the Leased Property; however, the provisions set forth in this sentence shall not be applicable to the extent that any tax assessment, tax levy or charge which Lessee is obligated to pay pursuant to the first sentence of this definition and which is in effect at any time during the Term hereof is totally or partially repealed, and a tax, assessment, tax levy or charge set forth in clause (1) or (2) is levied, assessed or imposed expressly in lieu thereof.

     Independent Contractor Agreement:  Any agreement, whether
     --------------------------------
written or oral, between Lessor and any other party (including but not limited to an affiliate of Lessee) to manage or oversee the Lease on behalf of Lessor.

     Insurance Requirements:  All terms of any insurance policy
     ----------------------
required by this Lease and all requirements of the issuer of any such policy.

     Land:  As defined in Section 1. 1.
     ----

     Lease:  As defined in the preamble.
     -----

     Leasehold Improvements:  Improvements, whether Capital
     ----------------------
Additions or Non-Capital Additions, which are funded by Lessee.

     Lease Year:    A twelve- (12-) month period commencing on
     ----------
the Commencement Date or on each anniversary date thereof, as the case may be.

     Leased Improvements; Leased Property:        Each as
     ------------------------------------
defined in Section 1.1.

     Legal Requirements:       All federal, state, county,
     ------------------
municipal and other governmental statutes, laws, rules, orders, regulations ordinances, judgments, decrees and injunctions affecting either the Leased Property or the construction, use, operation, or alteration thereof, whether now or hereafter enacted and in force, including any which may (i) require repairs, modifications or alterations in or to the Leased Property, or (ii) in any way adversely affect the use and enjoyment thereof, and all permits, licenses, authorizations and regulations relating thereto, including all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Lessee (other than encumbrances created by Lessor without the consent of Lessee), at any time in force affecting the Leased Property, or (iii) require clean-up of Hazardous Substances.

     Lending Institution:     Any insurance company, federally
     -------------------
insured commercial or savings bank, national banking association, savings and loan association, employee welfare, pension or retirement fund or system, corporate profit-sharing or pension trust, college or university, or real estate investment trust, including any corporation qualified to be treated for federal tax purposes as a real estate investment trust, having a net worth of at least $50,000,000.

     Lessee:        Watercrest Convalescent and Rehabilitation
     ------
Center, Inc. Healthcare Co. Inc., a Florida corporation, and its successors and assigns.

     Lessor:        Healthcare Investors of America, Inc., a
     ------
Maryland corporation, and its successors and assigns.

     Management Agreement:    Any agreement, whether written or
     --------------------
oral, between Lessee and any other party (including but not limited to an Affiliate of Lessee) to manage or operate the Facility on behalf of Lessee.

     Minimum Rent:       As defined in Section 3. 1.
     ------------

     Non-Capital Addition:    Any improvement to the Leased
     --------------------
Property not within the meaning of a Capital Addition.

     Officer's Certificate:   A certificate of Lessee signed by
     ---------------------
the Chairman of the Board of Directors, the President, any Vice President or the Treasurer of Lessee or another officer authorized to so sign by the Board of Directors or By-Laws of Lessee, or any other person whose power and authority to act has been authorized by delegation in writing by any of the persons holding the foregoing offices.

     Overdue Rate:       On any date, a rate per annum equal to
     ------------
one percent (1%) above the Prime Rate, but in no event greater than the maximum rate then permitted under applicable law.

     Payment Date:       Any due date for the payment of the
     ------------
installments of Minimum Rent, Additional Rent or any other sums payable under this Lease.

     Personal Property:  All machinery, equipment, furniture,
     -----------------
furnishings, movable walls or partitions, computers or trade fixtures, contract rights under the Asset Purchase Agreement, trade names, trademarks, goodwill, contracts, agreements, leases, licenses, permits, authorizations and books of account, or other personal property, and consumable inventory and supplies, used or useful in Lessee's business on the Leased Property and removable without causing material damage to the Leased Property, including without limitation, all items of furniture, furnishings, equipment, vehicles, supplies and inventory, together with all replacements, modifications, alterations, and additions thereto, except items, if any, included within the definition of Fixtures.

     Prime Rate:     The annual rate publicly announced by PNC
     ----------
Bank, of Louisville, Kentucky to be its base rate for 90-day unsecured loans to its United States corporate borrowers of the highest credit standing, as in effect from time-to-time.

     Property Cost Component:       That portion of the Medicaid
     -----------------------
rate available to Lessee under the "Fair Rental Value System" reimbursement for property cost under Florida law.

     Property Cost Percentage Increase:       The percentage
     ---------------------------------
derived from the following calculation: Property Cost Component divided by the Base Property Cost Component minus one.

     Primary Intended Use:         Use of the Facility as a
     --------------------
health care facility licensed for skilled and intermediate long-term nursing services, plus such additional uses which are permitted by Lessor from time-to-time and consented to by Facility Mortgagee.

     Rent:  The Minimum Rent.
     ----

     State:  The state of Florida.
     -----

     Subsidiaries:  Corporations or partnerships, of which
     ------------
Lessee owns, directly or indirectly, more than fifty percent
(50%) of the voting stock (individually, a "subsidiary").

     Taking:        A taking or voluntary conveyance during the
     ------
Term hereof of all or part of the Leased Property, or any interest therein or right accruing thereto or use thereof, as the result of or in settlement of any Condemnation or other eminent domain proceeding affecting the Leased Property whether or not the same shall have actually been commenced.

     Term:          Collectively, the Fixed Term and any
     ----
Extended Term, as the context may require, unless earlier terminated pursuant to the provisions hereof.

     United States Treasury Securities:           The uninsured
     ---------------------------------
treasury securities issued by the United States Federal Reserve
Bank.

     Unsuitable for Its Primary Intended Use:          As used
     ---------------------------------------
anywhere in this Lease, the term "Unsuitable for its Primary Intended Use" shall mean that, by reason of damage or destruction or a partial Taking by Condemnation, in the good faith judgment of Lessee, reasonably exercised, the Facility cannot be operated on a commercially practicable basis for its Primary Intended Use, taking into account, among other relevant factors, the number of usable beds affected by such damage or destruction or partial Taking.

     Unavoidable Delays:      Delays due to strikes, lockouts,
     ------------------
inability to procure materials, power failure, acts of God, governmental restrictions not under the parties' control, enemy action, civil commotion, fire, unavoidable casualty or other causes beyond the control of the party responsible for performing an obligation hereunder; provided, that lack of funds shall not be deemed a cause beyond the control of either party hereto.

                            ARTICLE 3
                            ---------

           RENT, ADDITIONAL CHARGES AND OTHER PAYMENTS
           -------------------------------------------

     3.1  Rent for Land, Leased Improvements, Related Rights and
          ------------------------------------------------------
Fixtures.      Lessee will pay to Lessor, in lawful money of the
--------
United Sates of America, at Lessor's address set forth herein or at such other place or to such other person, firms or corporations as Lessor from time-to-time may designate in writing, Rent for the Leased Property, as follows:

          (a)  Minimum Rent:
               ------------

               (i)  A Minimum Rent ("Base Rent") shall be
payable monthly, in arrears, on the 20th day of each calendar month during the Term of this Lease, or the pro-rated portion thereof in the event possession is delivered to Lessee after the Commencement Date. The Base Rent shall be calculated as the sum of the following amounts:

                    (1)  A payment in the amount of $47,814 per
month. It is acknowledged and agreed that the amount of the payment shall vary only as a result of changes in the interest rate per annum applicable from time-to-time to the principal of the Facility Mortgage, i.e. The lease payment shall be increased or decreased by the amount of the increase or decrease in the mortgage payment.

                    (2)  Such additional amounts, if any, that
may be necessary from time-to-time to cover the debt service under the loan agreements of even date herewith between Lessor and initial Facility Mortgagee.

          (b)  Additional Rent:    Not applicable.
               ---------------

          (c)  Total Rent.     Notwithstanding the provisions
               ----------
outlined below in this Article 3 regarding Additional Charges and Other Payments, the Base Rent shall constitute the total obligation of Lessee for Rent, and only such amounts shall be deemed Rent under the provisions of this Lease.

     3.2  Calculation and Payment of Additional Rent; Annual
          --------------------------------------------------
Reconciliation.     Not applicable
--------------

     3. 3 Method of Accounting:         Lessee shall
          --------------------
utilize the accrual method of accounting and keep its books and records in a manner which shall accurately record and, as required from time-to-time, adjust Gross Revenues in accordance with generally accepted accounting principles, consistently applied. Lessor may, from time-to-time, request access to such records of Lessee as may be required to review or audit Gross Revenues. In no event, however, shall Lessor have access to records where such access would violate any state or federal law or state or federal regulation.

     3.4  Additional Charges.   In addition to the Rent
          ------------------
obligations described above, Lessee assumes the obligation to pay all Impositions and other charges (as set forth in Article
4) which arise out of the Leased Property. Such assumed obligations are Additional Charges. Lessee shall not assume any obligations of Lessor arising out of Lessor's receipt of Rent, including any state or federal income or other ad valorem tax on such Rent. Lessee agrees to pay and discharge all such Additional Charges as they may become due and payable, including any fine, penalty or other levy associated with the non-payment of such Additional Charges in a timely manner. Lessor reserves all rights and remedies available under this lease, at law or in equity in the event of the non-payment or non-discharge of the Additional Charges.

     3.5  Other Payments.      Lessee and Lessor acknowledge
          --------------
that Lessee may receive monies from time-to-time from or on behalf of the state of Florida which may constitute advances to Lessee. In such an event, Lessor and Lessee agree that any such advances may be transferred to Lessor upon Lessee's and Lessor's mutual consent, and Lessor will assume all repayment obligations for any advances transferred to Lessor. If Lessor's repayment obligations for any such advances are later reduced or forgiven by the state of Florida or its designee, then the amount of any such reduction or cancellation will be treated as payment toward Total Rent.

     3.6  No Payment Within Ten Days of Due Date.
          --------------------------------------
Notwithstanding any other provision in this Lease, failure of Lessee to pay any obligation for Rent or Additional Charges within ten (10) days of the stated due date (in the case of Additional Charges the last date payable under the Imposition without formal recovery action taken), then Lessor may charge a late charge computed at the lesser of the Prime Rate plus one percent or the maximum rate permitted by law. Such late charge shall be deemed to be an Additional Charge and is payable upon demand.

     3.7  Net Lease.      The Rent and Additional Charges shall
          ---------
be paid absolutely net to Lessor, so that this Lease shall yield to Lessor the full amount of the installments of Minimum Rent and the payments of Additional Charges throughout the Term, subject to the provisions for adjustment or abatement of Rent and Additional Charges. Notwithstanding the foregoing, Lessee is not obligated for any Imposition on Lessor related to taxes, assessments or levies on Lessor's receipt of the above payments or taxes related to Lessor's net income derived from this Lease.

                            ARTICLE 4
                            ---------

        IMPOSITIONS; TAXES; UTILITIES; INSURANCE PAYMENTS
        -------------------------------------------------

    4.1   Payment of Impositions.  Subject to Article 12
          ----------------------
relating to permitted contests, Lessee will pay or cause to be paid all Impositions before any fine, penalty, interest or cost may be added for non-payment, such payments to be made directly to the taxing authority where feasible, and Lessee will promptly furnish Lessor copies of official receipts or other satisfactory proof evidencing payment. If Lessee has failed to make any payments required under this Article 4, or Lessee is otherwise in default under this Lease, then upon Lessor's request, Lessee will pay to the Lessor monthly, together with the Minimum Rent, one-twelfth (1/12) of the amount from time-to-time estimated by the Lessor to reflect the Impositions which are assessed or billed to the Lessor by the appropriate governmental authority or authorities, if any. Lessee's obligation to pay such Impositions shall be deemed absolutely, fixed upon the date such Impositions become a lien upon the Leased Property or any part thereof. If any such Imposition may at the option of the taxpayer lawfully be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Lessee may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments and, in such event, shall pay such installments during the Term hereof (subject to Lessee's right of contest pursuant to the provisions of Article 12) as the same respectively become due and before any fine, penalty, premium, further interest or cost may be added thereto. Lessor, at its expense shall, to the extent permitted by applicable law, prepare and file all tax returns and reports as may be required by governmental authorities in respect of Lessor's net income, gross receipts, franchise taxes and taxes on its capital stock and Lessee, at its expense, shall, to the extent permitted by applicable laws and regulations, prepare and file all other tax returns and reports in respect of any Imposition as may be required by governmental authorities. If no Event of Default shall have occurred hereunder and be continuing, any refund due from any taxing authority in respect of any Imposition paid by Lessee shall be paid over to or retained by Lessee. If any Event of Default shall have occurred and be continuing, such funds shall be, at Lessor's option, paid over to Lessor or retained by Lessor and applied as provided in Article 16.
Lessor and Lessee shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. In the event any governmental authorities classify any property covered by this Lease as personal property, Lessee shall file all personal property tax returns in such jurisdictions where it may legally so file. Lessor, to the extent it possesses the same, and Lessee, to the extent it possesses the same, will provide the other party upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property. Where Lessor is legally required to file personal property tax returns, Lessee will be provided with copies of assessment notices indicating a value in excess of the reported value in sufficient time for Lessee to file a protest. Lessee may upon giving notice to Lessor, at Lessee's option and at Lessee's sole cost and expense, protest, appeal, or institute such other proceedings as Lessee may deem appropriate to effect a reduction of real estate or personal property assessments and Lessor, at Lessee's ipxpense as aforesaid, shall fully cooperate with Lessee in such protest, appeal, or other action. Billings for reimbursement by Lessee to Lessor of personal property taxes shall be accompanied by copies of a bill therefor and payments thereof which identify the personal property with respect to which such payments are made.

     4.2  Notice of Impositions.         Lessor shall give
          ---------------------
prompt notice to Lessee of all Impositions payable by Lessee hereunder of which Lessor at any time has knowledge, but Lessor's failure to give any such notice shall in no way diminish Lessee's obligations hereunder to pay such Impositions.

     4.3  Adjustment of Impositions.     Impositions imposed in
          -------------------------
respect of the tax-fiscal period during which the Term terminates shall be adjusted and prorated between Lessor and Lessee, whether or not such Imposition is imposed before or after such termination, and Lessee's obligation to pay its prorated share thereof shall survive such termination.

     4.4  Utility Charges.     Lessee will pay or cause to be
          ---------------
paid all charges for electricity, power, natural gas, oil, sewer, water, telephone and communication expenses, and all other utilities of any kind whatsoever used in the Leased Property during the Term.

     4.5  Insurance Premiums.       Lessee will pay or cause to
          ------------------
be paid all premiums for the insurance coverage required to be maintained pursuant to Article 13 during the Term. At Lessor's request, if Lessee fails to make payments required under this
Article 4 or if there is otherwise a default under this Lease, Lessee shall pay to Lessor monthly, together with Minimum Rent, one-twelfth (1/12) of the amount from time-to-time estimated by Lessor to reflect the amount necessary to pay premiums for such insurance coverage. Lessee shall pay to Lessor a monthly fee of $2,500.00 for insurance administration, whereby Lessor shall monitor the coverage to be sure it is accurate and current.

                            ARTICLE 5
                            ---------

            NO LESSEE TERMINATION; ABATEMENTS OF RENT
            -----------------------------------------

    5.1   No Lessee Termination.     Except as specifically
          ---------------------
provided in this Lease or upon the mutual written consent of Lessee, Lessor, and Facility Mortgagee, Lessee and Lessor, to the maximum extent permitted by law, shall remain bound by this Lease in accordance with its terms and neither of them shall take any action without the consent of the other and Facility Mortgagee to modify, surrender or terminate the same, or as regards Lessor, to waive or compromise any of Lessor's rights hereunder,'any of such purported actions without such consents being void and of no effect. In no event shall Lessee be entitled to any set-off against Minimum Rent. Except as otherwise may specifically be provided in this Lease or upon the mutual written consent of Lessee, Lessor, and Facility Mortgagee, Lessee shall not seek nor be entitled to any abatement, deduction, deferment or reduction of Rent, or set-off against the Rent, nor shall the respective obligations of Lessor and Lessee be otherwise affected by reason of (a) any damage to, or destruction of any Leased Property, or any portion thereof, from whatever cause or any Taking of the Leased Property or any portion thereof (except as otherwise specifically provided in Section 5.2 below and Articles 14 and 15), (b) the lawful or unlawful prohibition of or restriction upon Lessee's use of the Leased Property, or any portion thereof, or the interference with such use by any person, corporation, partnership or other entity, or by reason of eviction by paramount title, (c) any claim which Lessee has or might have against Lessor or by reason of any default or breach of any warranty by Lessor under this Lease or any other agreement between Lessor and Lessee, or to which Lessor and Lessee are parties, (d) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Lessor or any assignee or transferee of Lessor, or (e) any other cause whether similar or dissimilar to any of the foregoing other than a discharge of Lessee from any such obligations as a matter of law. Lessee hereby specifically waives all rights arising from any occurrence whatsoever, which may now or hereafter be conferred upon it by law to (i) modify, surrender or terminate this Lease or quit or surrender the Leased Property or any portion thereof (except as otherwise specifically provided in Section 29.2), or (ii) entitle Lessee to any abatement, reduction, suspension or deferment of Rent or other sums payable by Lessee hereunder, except as otherwise specifically provided in Section 5.2. The obligations of Lessor and Lessee hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Lessee hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease or by termination of this Lease other than by reason of an Event of Default.

     5.2  Abatement of Rent Procedures.       In the event of a
          ----------------------------
partial Taking as described in Section 15.4, a temporary Taking as described in Section 15.7, or damage to or destruction of the Leased Property as described in Article 14, which Taking, damage or destruction does not render the Leased Property Unsuitable for Its Primary Intended Use, the Lease shall not terminate, however, the Minimum Rent shall be abated (except as otherwise specifically provided in Article 14.6) to the extent that is fair, just and equitable to both Lessee and Lessor, taking into consideration all relevant factors affecting the Facility resulting from such partial Taking or damage or destruction, but in no event in a manner which would cause a default under any Facility Mortgage. If Lessor and Lessee are unable to agree upon the amount of such abatement within ninety (90) days after such partial or temporary taking, or damage or destruction, the matter shall be submitted to arbitration.

                            ARTICLE 6
                            ---------

  OWNERSHIP OF LEASED PROPERTY AND PERSONAL PROPERTY; SECURITY
  ------------------------------------------------------------

     INTEREST; REMOVAL AND REPLACEMENT OF PERSONAL PROPERTY
     ------------------------------------------------------


     6.1  Ownership of the Leased Property. Lessee acknowledges
          --------------------------------
that the Leased Property is the property of Lessor and that Lessee has only the right to the exclusive possession and use of the Leased Property upon the terms and conditions of this Lease.

     6.2  Personal Property; Security Interest; Removal and
          -------------------------------------------------
Replacement of Personal Property. After the commencement of this
--------------------------------
Lease, Lessee may, at its expense, install, affix or assemble or place on the Leased Property, any items of Personal Property, and such Personal Property and replacements thereof, shall be at all times the property of Lessee. Notwithstanding the foregoing sentence, in order to secure the payment and the performance of all of Lessee's obligations under this Lease and any obligations in any lease between Lessee and any Affiliates and Lessor, Lessee hereby grants to Lessor a security interest in (and hereby pledges and collaterally assigns to Lessor) all of Lessee's rights, title and interest in and to Lessee's Personal Property, all whether now existing or hereafter acquired and the proceeds thereof and Lessee hereby further agrees to execute and deliver to Lessor, forthwith after demand by Lessor from time-to-time, any security agreement in a form determined by Lessor and such additional writings and instruments, including without limitation financing statements, as may be required by Lessor for the purpose of effectuating the intent of this sentence and Lessee agrees that Lessor shall have with respect to all Lessee's Personal Property (in addition to all other rights hereunder), all rights and remedies of a secured party under the Uniform Commercial Code, including but not limited to the right to use or sell Lessee's Personal Property, and Lessor shall not be required to remove any of such Personal Property from the Leased Property and in no event shall Lessor be liable to Lessee for use of such Personal Property. This instrument shall be deemed to satisfy the requirements of a financing statement under the Uniform Commercial Code. Notwithstanding the foregoing, Lessee may from time-to-time create or otherwise cause to exist a lien or encumbrance on the Personal Property as provided in Section 36.2. Lessee shall maintain during the entire Lease Term all Personal Property and shall provide at its expense all necessary replacements thereof as may be necessary in order to operate the Facility as it is presently operated, or as may be necessary in order to operate the Facility in compliance with all applicable licensure, certification, legal or insurance requirements, or otherwise in accordance with customary practice in the industry for the Primary Intended Use. Lessee shall in addition furnish all necessary replacements of obsolete items of the Personal Property during the term of this Lease. All of Lessee's Personal Property not removed by Lessee within thirty (30) days following the expiration or earlier termination of this Lease shall be considered abandoned by Lessee and may be appropriated, sold, destroyed or otherwise disposed of by Lessor without first giving notice thereof to Lessee, without any payment to Lessee and without any obligation to account therefor. Notwithstanding the foregoing, Lessee shall have no right to remove any Personal Property from the Leased Premises, except if such Personal Property is simultaneously replaced by equivalent personal property or upon termination of this Lease for reasons other than default by Lessee or the removal of such Personal Property when appropriate in the normal and ordinary cause of business and at a time when Lessee is not in default under this Lease. Lessee will, at its expenses, restore the Leased Property to the condition required by Section 9.1(a), including repair of all damage to the Leased Property caused by the removal of Lessee's Personal Property, whether effected by Lessee or Lessor. To the extent the terms and conditions of this Section 6.2 conflict with any security agreement between Lessor and Lessee, the terms of any such security agreement shall govern.

                            ARTICLE 7
                            ---------

   CONDITION AND USE OF LEASED PROPERTY; MANAGEMENT AGREEMENTS
   -----------------------------------------------------------

     7.1  Condition of the Leased Property.  Lessee acknowledges
          --------------------------------
receipt and delivery of possession of the Leased Property and that Lessee has examined and otherwise has acquired knowledge of the condition of the Leased Property prior to the execution and delivery of this Lease and has found the same to be in good order and repair and satisfactory for its purpose hereunder. Lessee is leasing the Leased Property "as is" in its present condition. Lessee waives any claim or action against Lessor in respect of the condition of the Leased Property. LESSOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, OR AS TO DEFECTS IN QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY LESSEE. LESSEE ACKNOWLEDGES THAT THE LEASED PROPERTY HAS BEEN INSPECTED BY LESSEE AND IS SATISFACTORY TO IT.

     7.2  Use of the Leased Property.
          --------------------------

          7.2.1     Obligation to Operate.   Lessee covenants
                    ---------------------
that it will during the Term of this Lease operate continuously the Leased Property in accordance with its Primary Intended Use and maintain its qualifications for licensure and accreditation as required by Legal Requirements.

          7.2.2     Permitted Uses; Compliance with Insurance.
                    -----------------------------------------
After the Commencement Date and during the entire Term, Lessee shall use or cause to be used the Leased Property and the improvements thereon in accordance with its Primary Intended Use and for such other uses as may be necessary in connection with or incidental to such use. Lessee shall not use the Leased Property or any portion thereof for any other primary use without the prior written consent of Lessor and Facility Mortgagee. No use shall be made or permitted to be made of the Leased Property and no acts shall be done which will cause the cancellation of any insurance policy covering the Leased Property or any part thereof, nor shall Lessee sell or otherwise provide to patients therein or permit to be kept, used or sold in or about the Leased Property any article which may be prohibited by law or by the standard form of fire insurance policies, any other insurance policies required to be carried hereunder, or fire underwriters regulations. Lessee shall, at its sole cost, comply with all of the requirements pertaining to the Leased Property or other improvements of any insurance board, association, organization or company necessary for the maintenance of the insurance, as herein provided, covering the Leased Property.

          7.2.3     No Waste.  Lessee shall not commit or suffer
                    --------
to be committed any waste on the Leased Property or in the Facility, nor shall Lessee cause or permit any nuisance thereon.

          7.2.4     No Impairment.   Lessee shall neither suffer
                    -------------
nor permit the Leased Property or any portion thereof to be used in such a manner as (i) might reasonably tend to impair Lessor's title thereto or to any portion thereof, or (ii) may reasonably make possible a claim or claims of adverse usage or adverse possession by the public, as such, or of implied dedication of the Leased Property or any portion thereof.

     7.3  Management Agreements.   Lessee may enter into any
          ---------------------
Management Agreement with the prior written consent of Lessor
                     ------------------------------
and Facility Mortgagee, which consent will not be unreasonably withheld or delayed. All such Management Agreements must be in writing and must state that all fees payable thereunder by Lessee are subordinated to all sums due under this Lease.

                            ARTICLE 8
                            ---------

                       LEGAL AND INSURANCE
                       -------------------

     8.1  Compliance with Legal and Insurance Requirements.
          ------------------------------------------------
Lessee, at its expense, will promptly (a) comply with all Legal Requirements and Insurance Requirements in respect of the use, operation, maintenance, repair and restoration of the Leased Property, whether or not compliance therewith shall require structural change in any of the Leased Improvements or interfere with the use and enjoyment of the Leased Property and (b) procure, maintain and comply with all licenses, qualifications, accreditation, certificates of need, provider agreements and other authorizations required for any use of the Leased Property for the Primary Intended Use or other permitted uses then being made and for the proper erection, installation, operation and maintenance of the Leased Property or any part thereof.

     8.2  Legal Requirement Covenants.  Lessee covenants and
          ---------------------------
agrees that the Leased Property shall not be used for any unlawful purpose and it shall acquire and maintain all licenses, certificates, permits, provider agreements and other authorizations and approvals needed to operate the Leased Property in its customary manner for the Primary Intended Use and any other use conducted on the Leased Property as may be permitted from time-to-time hereunder. Lessee further covenants and agrees that Lessee's use of the Leased Property and any maintenance, alteration, and operation of the same, and all parts thereof, shall at all times conform to all applicable local, state and federal laws, ordinances, rules and regulations, unless the same are held by a court of competent jurisdiction to be unlawful.

     8.3  Permitted Contest of Certain Legal Requirements.
          -----------------------------------------------
Lessee may contest the legality or applicability of any law, ordinance, rule or regulation, or any licensure or notification decision related to the operation of the Leased Property for the Primary Intended Use or other uses conducted thereon which are permitted by Lessor, if Lessee maintains such action in good faith, with due diligence, without prejudice to Lessor's rights hereunder, and at Lessee's own expense. If, by the terms of any such law, ordinance, rule or regulation, compliance therewith pending the prosecution of any such proceeding may legally be delayed without the occurrence of any lien, charge or liability of any kind against the Facility or Lessee's leasehold interest therein and without subjecting Lessee or Lessor to any liability, civil or criminal, for failure so to comply therewith, Lessee may delay compliance therewith until the final determination of such proceeding. If any lien, charge or civil or criminal liability would be incurred by reason of any such delay, Lessee, on obtaining the prior written consent of Lessor and Facility Mortgagee, which consent will not be unreasonably withheld or delayed, may nonetheless contest as aforesaid any delay as aforesaid provided that such delay would not subject Lessor to civil or criminal liability and Lessee (a) furnishes to Lessor security reasonably satisfactory to Lessor against any loss or injury by reason of such contest or delay, and (b) prosecutes the contest with due diligence and in good faith.

                            ARTICLE 9
                            ---------

                      REPAIRS; RESTRICTIONS
                      ---------------------

     9.1  Maintenance and Repair.
          ----------------------
          (a) Lessee will keep the Leased Property and all private roadways, sidewalks and curbs appurtenant thereto which are under Lessee's control in good order and repair (whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of the Leased Property or any portion thereof) and, except as otherwise provided in this Article or Articles 14 and 15, with reasonable promptness will make all necessary and appropriate repairs thereto of every kind and nature, whether interior or exterior, structural or non-structural, ordinary or extraordinary, foreseen or unforeseen, or arising by reason of a condition (concealed or otherwise) existing prior to the commencement of the Term of this Lease; however, if the cost of any maintenance or repairs exceed the aggregate amount of $100,000 in any calendar year, then the costs of any major maintenance or repairs in excess of such amount during such calendar year that is not otherwise recognized or deemed to be a Leasehold Improvement under generally accepted accounting principles may nevertheless be deemed to be Leasehold Improvements by Lessee for purposes of this Lease. Lessee shall also be obligated to make all repairs, modifications, and renovations necessary to comply with all licensing, safety, health and building codes, and regulations applicable to the Leased Property so that it can be legally operated for its Primary Intended Use. All repairs shall be, to the extent reasonably achievable, at least equivalent in quality to the original work. Lessee will not take or omit to take any action the taking or omission of which might materially impair the value or the usefulness of the Leased Property or any part thereof for the Primary Intended Use.

          (b) Except to the extent provided in this Article or Articles 7, 8, 14 and 15 hereof, Lessor or Lessee, as the case may be, shall not under any circumstances be required to build or rebuild any improvements on the Leased Property, or to make any repairs, replacements, alterations, restorations, or renewals of any nature or description to the Leased Property, whether ordinary or extraordinary, structural or non-structural, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto in connection with this Lease.

          (c) Nothing contained in this Lease and no action or inaction by Lessor shall be construed as (i) constituting the consent or request of Lessor, express or implied, to any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any labor or services for the construction, alteration, addition, repair or demolition of or to the Leased Property or any part thereof, or (ii) giving Lessee any right, power or permission to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Lessor in respect thereof or to make any agreement that may create, or in any way be the basis for, any right, title, interest, lien, claim or other encumbrance upon the estate of Lessor in the Leased Property or any portion thereof.

     9.2  Encroachments; Restrictions.  If any of the Leased
          ---------------------------
Improvements shall, at any time, encroach upon any property, street or right-of-way adjacent to the Leased Property, or shall violate the agreements or conditions contained in any lawful restrictive covenant or other agreement affecting the Leased Property or any part thereof, or shall impair the rights of others under any easement or right-of-way to which the Leased Property is subject, then promptly upon the request of Lessor, Lessee shall, at its expense, subject to its right to contest the existence of any encroachment, violation or impairment, (i obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment, whether the same shall affect Lessor or Lessee or (ii) make such changes in the Leased Improvements, and take such other actions as Lessee in the good faith exercise of its judgment deems reasonably practicable to remove such encroachment, or to end such violation or impairment, including, if necessary, the alteration of any of the Leased Improvements and in any event take all such actions as may be necessary in order to be able to continue the operation of the Leased Improvements for the Primary Intended Use substantially in the manner and to the extent the Leased Improvements were operated prior to the assertion of such violation or encroachment. Any such alteration shall be made in conformity with the applicable requirements of Article 10. Lessee's obligations under this
Section 9.2 shall be in addition to and shall in no way discharge or diminish any obligation of any insurer under any policy of title or other insurance and Lessee shall be entitled to a credit for any sums recovered by Lessor under any such policy of title or other insurance.

                           ARTICLE 10
                           ----------

                 CAPITAL ADDITIONS; NON-CAPITAL
                 ------------------------------
                ADDITIONS; LEASEHOLD IMPROVEMENTS
                ---------------------------------

     10.1  Construction of Capital Additions.  Without the
           ---------------------------------
prior written consent of Lessor, which consent may be withheld or granted by Lessor in its sole discretion, and Facility Mortgagee, and except as may be expressly required pursuant to
Article 9 hereof, Lessee shall not enlarge or reduce the size of the Facility. The cost of any such Capital Addition(s) will be paid by Lessee and be deemed to be a Leasehold Improvement.

     10.2  Non-Capital Additions.  Lessee shall have the right
           ---------------------
and obligation with Lessor's consent, which consent will not be unreasonably withheld or delayed, and Facility Mortgagee's consent, to make additions, modifications or improvements to the Leased Property which are not Capital Additions from time-to-time as it may deem desirable or necessary for its uses and purposes, provided that such action will not significantly alter the character or purpose or detract from the value or operating efficiency thereof and will not significantly impair the revenue-producing capability of the Leased Property or adversely affect the ability of the Lessee to comply with the provisions of this Lease. The cost of any such Non-Capital Additions, modifications or improvements to the Leased Property shall be paid by Lessee, and be deemed to be a Leasehold Improvement. Lessee hereby agrees to make and complete all renovations required under any escrow or renovation agreements with Lessor or the holder of any mortgage.

     10.3 Salvage.   All materials which are scrapped or removed
          -------
in connection with the making of either Capital Additions or Non-Capital Additions permitted by this Article, or repairs required by Article 9 shall be or become the property of Lessor or Lessee depending on which party is paying for such work.

     10.4 Improvement Deposit.  Lessee agrees to spend not less
          -------------------
than $150,000 on improvements to the property as listed on
Exhibit 3. Upon execution hereof, Lessee will deposit with Lessor said $150,000. Lessor will deposit same in an interest bearing account and release funds to Lessee upon presentment of reasonable evidence of payment for, or estimate for, the list of improvements shown on Exhibit 3. Interest earned on such deposit will be paid to Lessee.

                           ARTICLE 11
                           ----------

                              LIENS
                              -----

     Subject to the provisions of Article 12 relating to permitted contests, Lessee will not, directly or indirectly, create or allow to remain and will promptly discharge at its expense any lien, encumbrance, attachment, title retention agreement, or claim upon the Leased Property or any attachment, levy, claim or encumbrance in respect of the Rent, not including, however, (a) this Lease, (b) the matters, if any, set forth in Exhibit 2 restrictions, liens and other encumbrances which are consented to in writing by Lessor and Facility Mortgagee, (d) liens for those taxes of Lessor which Lessee is not required to pay hereunder, (e) subleases permitted by
Article 22, (f) liens of mechanics, laborers, materialmen, suppliers or vendors for sums either disputed or not yet due, provided that (1) the payment of such sums shall not be postponed for more than sixty (60) days after the completion of the action giving rise to such lien and such reserve or other appropriate provisions as shall be required by law or generally accepted accounting principles shall have been made therefor, or
(2) any such liens are in the process of being contested as permitted by Article 12 and such liens are discharged of record within sixty (60) days after recordation thereof, or adequate security is posted by Lessee therefor, (g) any liens which are the responsibility of Lessor pursuant to the provisions of
Article 36 of this Lease, (h) liens for Impositions not yet due and payable without addition of any fine or penalty or are in the process of being contested under Article 12 and (i) Capital Additions or Non-Capital Additions paid for by Lessee and approved by Lessor and Facility Mortgagee pursuant to the provisions of Article 10.

                           ARTICLE 12
                           ----------

                       PERMITTED CONTESTS
                       ------------------

     Lessee, on its own or on Lessor's behalf (or in Lessor's name), but at Lessee's expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Imposition, Legal Requirement, Insurance Requirement, lien, attachment, levy, encumbrance, charge or claim not otherwise permitted by Article 11, provided that (a) in the case of an unpaid Imposition, lien, attachment, levy, encumbrance, charge or claim, the commencement and continuation of such proceedings shall suspend the collection thereof from Lessor and from the Leased Property, (b) neither the Leased Property nor any Rent therefrom nor any part thereof or interest therein would be in any immediate danger of being sold, forfeited, attached or lost (c) in the case of a Legal Requirement, Lessor would not be in any immediate danger of civil or criminal liability for failure to comply therewith pending the outcome of such proceedings, (d) in the event that any such contest shall involve a sum of money or potential loss in excess of Fifty Thousand Dollars ($50,000), then, in any such event, Lessee shall deliver to Lessor an Officer's Certificate and opinion of counsel, if appropriate, to the effect set forth in clauses (a) , (b) and (c) , to the extent applicable, (e) in the case of a Legal Requirement or an Imposition, lien, encumbrance or charge, Lessee shall give such reasonable security as may be demanded by Lessor to insure ultimate payment of the same and to prevent any sale or forfeiture of the affected portion of the Leased Property or the Rent by reason of such non-payment or non-compliance; provided, however, the provisions of this Article 12 shall not be construed to permit Lessee to contest the payment of Rent or any other sums payable by Lessee to Lessor hereunder, (f) in the case of an Insurance Requirement, the coverage required by Article 13 shall be maintained, and (g) if such contest be finally reserved against Lessor or Lessee, Lessee shall, as Additional Charges due hereunder, promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with the applicable Legal Requirement or Insurance Requirement. Lessor, at Lessee's expense, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in any such contest and, if reasonably requested by Lessee or if Lessor so desires, Lessor shall join as a party therein. Lessee shall indemnify and save Lessor harmless against any liability, cost or expense of any kind that may be imposed upon Lessor in connection with any such contest and any loss resulting therefrom.

                           ARTICLE 13
                           ----------

                            INSURANCE
                            ---------

     13.1 General Insurance Requirements.  During the Term of
          ------------------------------
this Lease, Lessee at all times shall keep the Leased Property, and all property located in or on the Leased Property insured with the kinds and amounts of insurance described below. This insurance shall be written by companies authorized to do insurance business in the state of Florida. The policies must name Lessor as an additional insured and losses shall be payable to Lessor or Lessee as provided in Article 14. In addition, the policies shall name as an additional insured the holder ("Facility Mortgagee") of any mortgage, deed of trust or other security agreement securing any Encumbrance placed on the Leased Property in accordance with the provisions of Article 36 ("Facility Mortgage") by way of a standard form of mortgagee's loss payable endorsement. All such policies of insurance will provide that they may not be cancelled or terminated without at least thirty (30) days prior written notice of such proposed cancellation or termination to Lessor and Facility Mortgagee. Any loss adjustment shall require the written consent of Lessor, Lessee and each affected Facility Mortgagee. Evidence of insurance shall be deposited with Lessor and, if requested, with any Facility Mortgagee(s). If any provision of any Facility Mortgage requires deposits for insurance premiums to be made with such Facility Mortgagee, Lessee shall either pay to Lessor monthly the amounts required and Lessor shall transfer such amounts to such Facility Mortgagee or, pursuant to written direction by Lessor or Facility Mortgagee, Lessee shall make such deposits directly with such Facility Mortgagee. The policies on the Leased Property shall insure against the following risks, except as may be otherwise provided for in
Section 13.2:

          13.1.1    All Risk Insurance.  Loss or damage by fire,
                    ------------------
vandalism and malicious mischief, extended coverage perils commonly known as "All Risk" and all physical loss perils, including but not limited to sprinkler leakage in an amount not less than the greater of one hundred percent (100%) of the then full replacement cost thereof (as defined below in Section 13.3) or in such amount which is economically feasible and which is acceptable to Lessor;

          13.1.2    Boiler Insurance.  Loss or damage by
                    ----------------
explosion of steam boilers, pressure vessels or similar apparatus, now or hereafter installed in the Facility, in such limits with respect to any one accident as may be reasonably requested by Lessor from time-to-time;

          13.1.3    Rental Insurance.  Loss of rent or business
                    ----------------
interruption covering Lessor's risk of loss during the first twelve (12) months of reconstruction necessitated by the occurrence of any of the hazards described in Sections 13.1.1 or
13.1.2 in an amount sufficient to prevent Lessor from becoming a co-insurer and to cover two (2) years Rent;

          13.1.4    Liability Insurance.  Claims for personal
                    -------------------
injury or property damage under a policy of comprehensive general public liability insurance with amounts not less than Four Million Dollars ($4,000,000) per occurrence in respect of bodily injury and death and Two Million Dollars ($2,000,000) for property damage;

          13.1.5    Malpractice Insurance.  Claims arising out
                    ---------------------
of malpractice in an amount not less than Five Million Dollars
($5,000,000) for each person and Ten million Dollars
($10,000,000) for each occurrence; and

          13.1.6    Flood Insurance.  Flood (if the Leased
                    ---------------
Property is located in whole or in part within a designated flood plain area) and such other hazards and in such amounts as may be customary for comparable properties in the area, and if available from insurance companies authorized to do business in the state of Florida at rates which are economically practicable in relation to the risks covered.

     13.2 Full Replacement Cost.  The term "full replacement
          ---------------------
cost", as used herein, shall mean the actual replacement cost of the Leased Property (including all Capital Additions regardless of who paid for such improvements) thereof from time-to-time, including increased cost of construction endorsement, less exclusions provided in the normal fire insurance policy. In the event either party believes that the full replacement cost has increased or decreased at any time during the Term, it shall have the right from time-to-time to have such full replacement cost redetermined by the fire insurance company which is then providing the largest amount of fire insurance carried on the Leased Property, hereinafter referred to as the "impartial appraiser." The party desiring to have the full replacement cost so redetermined shall forthwith, on receipt of such determination by such impartial appraiser, give written notice thereof to the other party hereto. The determination of such impartial appraiser shall be final and binding on the parties hereto, and Lessee shall forthwith increase (or may decrease) the amount of the insurance carried pursuant to this Article, as the case may be, to the amount so determined by the impartial appraiser. Each party shall pay one-half (1/2) of the fee, if any, of the impartial appraiser.

     13.3 Additional Insurance.  In addition to the insurance
          --------------------
described above, Lessee shall maintain such additional insurance as may be required from time-to-time by any Facility Mortgagee and shall further at all times maintain adequate worker's compensation insurance coverage for all persons employed by Lessee on the Leased Property in accordance with the requirements of applicable local, state and federal law.

     13.4 Waiver of Subrogation.  All insurance policies carried
          ---------------------
by either party covering the Leased Property including without limitation, contents, fire and casualty insurance, shall expressly waive any right of subrogation on the part of the insurer against the other party so long as the same is obtainable without extra cost, and in the event of such an extra charge, the other party may in its discretion pay the same, but shall not be obligated to do so.

     13.5 Form of Insurance.  All of the policies of insurance
          -----------------
referred to herein shall be written in form reasonably satisfactory to Lessor and Facility Mortgagee and by insurance companies reasonably satisfactory to Lessor and Facility Mortgagee. Lessor agrees that it will not unreasonably withhold its approval as to the form of the policies of insurance or as to the insurance companies selected by Lessee. Lessee shall pay all of the premiums therefor, and deliver such policies or certificates thereof to Lessor prior to their effective date (and, with respect to any renewal policy at least ten (10) days prior to the expiration of the existing policy) and in the event of the failure of Lessee either to effect such insurance in the names herein called for or to pay the premiums therefor or to deliver such policies or certificates thereof to Lessor at the times required, Lessor shall be entitled, but shall have no obligation, to effect such insurance and pay the premiums therefor, which premiums shall be repayable to Lessor with interest at the Overdue Rate upon written demand therefor, and failure to repay the same with interest within fifteen (15) days after such demand shall constitute an Event of Default within the meaning of Section 16.1(c). Each insurer mentioned in this Section shall agree, by endorsement on the policy or policies issued by it, or by independent instrument furnished to Lessor, that it will give Lessor and Facility Mortgagee not less than thirty (30) days written notice before the policy or policies in question shall be altered, allowed to expire, or cancelled.

     13.6 Increase in Limits.  In the event that either party
          ------------------
shall at any time deem the limits of the personal injury or property damage or public liability insurance then carried to be either excessive or insufficient, the parties shall endeavor to agree on the proper and reasonable limits for such insurance to be carried and such insurance shall thereafter be carried with the limits thus agreed on until further change pursuant to the provisions of this Section. If the parties shall be unable to agree upon the proper and reasonable limits for such insurance, then such insurance shall be determined by an impartial third party selected by the parties. Nothing herein shall permit the amount of insurance to be reduced below the amount or amounts required by any Facility Mortgage.

     13.7 Blanket Policy.  Notwithstanding anything to the
          --------------
contrary contained herein, Lessee's obligations to carry the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Lessee; provided, however, that the coverage afforded Lessor will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all other requirements of this Lease by reason of the use of such blanket policy of insurance and; provided, further, that the requirements of this Article 13 are otherwise satisfied.

     13.8 No Separate Insurance.  Lessee shall not, on Lessee's
          ---------------------
own initiative or pursuant to the request or requirement of any third party, take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article to be furnished by, or which may reasonably be required to be furnished by Lessee, or increase the amounts of any then existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including in all cases Lessor and all Facility Mortgagees, are included therein as additional insured and the loss is payable under said insurance in the same manner as losses are required to be payable under this Lease. Lessee shall immediately notify Lessor of the taking out of any such separate insurance or of the increasing of any of the amounts of the then existing insurance by securing an additional policy or policies.

                           ARTICLE 14
                           ----------

                        FIRE AND CASUALTY
                        -----------------

     14.1 Insurance Proceeds.  Subject to the rights of the
          ------------------
Facility Mortgagee, all proceeds payable by reason of any loss or damage to the Leased Property, or any portion thereof, and insured under any policy of insurance required by Article 13 of this Lease shall be paid to Lessor and held by Lessor in trust, and shall be made available for reconstruction or repair, as the case may be, of any damage to or destruction of the Leased Property, or any portion thereof, and shall be paid out by Lessor from time-to-time subject to the provisions hereof for the reasonable cost of such reconstruction or repair. Any excess proceeds of insurance remaining after the completion of the restoration or reconstruction of the Leased Property (or in the event neither Lessor nor Lessee is required or elects to repair and restore) all such insurance proceeds shall be retained by Lessor free and clear upon completion of any such repair and restoration, except as otherwise specifically provided below in this Article 14. All salvage resulting from any risk covered by insurance shall belong to Lessor except that any salvage relating to Lessee's Personal Property shall belong to Lessee.

     14.2  Reconstruction in the Event of Damage or Destruction
           ----------------------------------------------------
           Covered by Insurance.
           --------------------

          14.2.1 If during the Term the Leased Property is totally or substantially destroyed from a risk covered by the insurance described in Article 13 and the Facility thereby is rendered Unsuitable for Its Primary Intended Use, Lessee, subject to the rights of the Facility Mortgagee, shall have the option, by giving notice to Lessor within sixty (60) days following the date of such destruction, to (a) restore the Facility to substantially the same condition as existed immediately before the damage or destruction, or (b) acquire the Leased Property from Lessor at the Fair Market Value to be determined as of the day immediately prior to such damage or destruction, but in no event less than the remaining principal balance and accrued but unpaid interest due initial Facility Mortgagee, in which event Lessee shall be paid the insurance proceeds, or (c) terminate this Lease, in which event Lessor shall be entitled to retain the insurance proceeds, provided, however, that Lessee shall only have such right of termination effective upon recovery by Lessor of such insurance proceeds and, in the event such proceeds are less than the greater of (i) the amount specified in Section 13.1.1 hereof, or (ii) the remaining principal balance and accrued but unpaid interest due initial Facility' Mortgagee, Lessee may only terminate upon payment of the amount of such short-fall in cash to Lessor or the initial Facility Mortgagee, as applicable, at the time notice to terminate is given.

          14.2.2 If during the Term the Leased Improvements or the Fixtures are totally or partially destroyed from a risk covered by the insurance described in Article 13, but the Facility is not thereby rendered Unsuitable for its Primary Intended Use, then Lessee shall, subject to the rights of the Facility Mortgagee, restore the Facility or the applicable part thereof to substantially the same condition as existed immediately before the damage or destruction. Such damage or destruction shall not terminate this Lease; provided, however, if Lessee cannot within a reasonable time and after exercise of diligent efforts obtain all necessary governmental approvals, building permits, licenses, conditional use permits and any certificates of need in order to be able to perform all required repair and restoration work and to operate the Facility for its Primary Intended Use in substantially the manner as immediately prior to such damage or destruction, then Lessee may either (i) acquire the Leased Property from Lessor pursuant to Section 34.1 with the Fair Market Value to be determined as of the date immediately prior to such damage or destruction, but in no event less than the remaining principal balance and accrued but unpaid interest due initial Facility Mortgagee, in which event Lessee shall be paid the insurance proceeds, or (ii) terminate this Lease in which event Lessor shall be entitled to retain the insurance proceeds; provided, however, that Lessee shall only have such right of termination effective upon recovery by Lessor of such insurance proceeds and, in the event such proceeds are in an amount less than the greater of (i) the amount specified in Section 13.1.1 hereof, or (ii) the remaining principal balance and accrued but unpaid interest due initial Facility Mortgagee, Lessee may only terminate upon payment of the amount of such short-fall in cash to Lessor or the initial Facility Mortgagee, as applicable, at the time notice to terminate is given.

          14.2.3 If Lessee is required or elects to restore the Leased Property, Leased Improvements or Fixtures and the cost of the repair or restoration exceeds the amount of proceeds received by Lessor from the insurance required under Article 13, Lessee shall be obligated to contribute any excess amount needed to restore the same. Such amount shall be paid by Lessee to Lessor to be held in trust together with any other insurance proceeds for application to the cost of repair and restoration. Such amounts shall be deemed a Leasehold Improvement for purposes of computing Gross Revenues.

     14.3 Reconstruction in the Event of Damage or Destruction
          ----------------------------------------------------
Not Covered by Insurance.  If during the Term the Facility is
------------------------
totally or materially destroyed from a risk (including earthquake) not covered by the insurance described in Article 13, whether or not such damage or destruction renders the Facility Unsuitable for Its Primary Intended Use, Lessor may elect to restore the Facility to substantially the same condition as it was in immediately before such damage or destruction or absent such an election Lessee may terminate this Lease by giving Lessor written notice within ninety (90) days after such damage or destruction. Notwithstanding the preceding sentence, if Lessor does not elect to restore the Facility to substantially the same condition as it was in immediately before such damage or destruction and Lessor does not have sufficient liquid assets to immediately satisfy its obligations to initial Facility Mortgagee, the Lessee shall promptly advance monies to initial Facility Mortgagee on behalf of Lessor in an amount not less than that necessary to discharge Lessor's remaining obligations to initial Facility Mortgagee prior to and as a condition to termination of this Lease. Any such advances made by Lessee to Lessor under this Section shall not be deemed to be Rent or Additional Charges payable by Lessee under this Lease, and Lessee shall be entitled to encumber any and all assets of Lessor in consideration for any such advances.

     14.4 Lessee's Property.  All insurance proceeds payable by
          -----------------
reason of any loss of or damage to any of Lessee's Personal Property, Leasehold Improvements, Capital Additions, or Non-Capital Additions paid for or financed by Lessee shall be paid to Lessee or, if Lessee self-insures, allocated to Lessee, and Lessee shall hold such insurance or self-insurance proceeds in trust to pay the cost of repairing or replacing damaged Lessee's Personal Property, Leasehold Improvements, Capital Additions, or Non-Capital Additions paid for or financed by Lessee.

     14.5 Restoration of Lessee's Property.  If Lessee is
          --------------------------------
required or elects to restore the Facility as provided in
Section 14.2 or 14.3, Lessee shall either (i) restore all alterations and improvements made by Lessee, Lessee's Personal Property and all Capital Additions or Non-Capital Additions paid for or financed by Lessee, or (ii) replace such alterations and improvements, Lessee's Personal Property, and Capital Additions or Non-Capital Additions with improvements or items of the same or better quality and utility in the operation of the Leased Property.

    14.6  Abatement of Rent.  This Lease shall remain in full
          -----------------
force and effect, and Lessee's obligation to make rent payments and to pay all other charges required by this Lease shall remain unabated during the first twelve (12) months of any period required for repair and restoration. Thereafter, payments of Minimum Rent shall be abated or reduced as provided in Section
5.2. In no event will Lessor be entitled to recover Rent from both Lessee and any insurance paid for by Lessee under Article 13.

    14.7  Damage Near End of Term.  Not applicable
          -----------------------

                           ARTICLE 15
                           ----------

                          CONDEMNATION
                          ------------

     15.1  Definitions.
           -----------

          (a) "Award" means all compensation, sums or anything of value awarded, paid or received on a total or partial
Condemnation.

          (b) "Condemnation" means (a) the exercise of any governmental power, whether by legal proceedings or otherwise, by a Condemnor or (b) a voluntary sale or transfer by Lessor to any Condemnor either under threat of Condemnation or while legal proceedings for Condemnation are pending.

          (c) "Condemnor" means any public or quasi-public authority, or private corporation or individual, having the power of Condemnation.

          (d) "Date of Taking" means the date the Condemnor has the right to possession of the property being condemned.

     15.2 Parties.  If during the Term there is any Taking of
          -------
all or any part of the Leased Property or any interest in this lease by Condemnation, the rights and obligations of the parties shall be determined by this Article 15.

     15.3 Total Taking.  If there is a Taking of all of the
          ------------
Leased Property by Condemnation, this Lease shall terminate on the Date of Taking.

     15.4 Partial Taking.  If there is a Taking of a portion of
          --------------
the Leased Property by Condemnation, this Lease shall remain in effect if the Facility is not thereby rendered Unsuitable for Its Primary Intended Use. If, however, the Facility is thereby rendered Unsuitable for Its Primary Intended Use, Lessee shall have the right subject to Section 15.6 below (a) to restore the Facility at its own expense and to the extent possible to substantially the same condition as existed immediately' before the partial Taking, (b) to acquire the Leased Property from Lessor for a purchase price determined in accordance with
Section 34.1, with the Fair Market value of the Leased Property to be determined as of the day immediately prior to such partial Taking, but in no event less than the remaining principal balance and accrued but unpaid interest due Facility Mortgagee, in which event this Lease shall terminate upon payment of such purchase price, or (c) to terminate this Lease as of the date when Lessee is required to surrender possession of the portion of the Leased Property so taken. Lessee shall exercise its option by giving Lessor notice thereof within sixty (60) days after Lessee receives notice of the Taking. If, as the result of any such partial Taking by Condemnation, this Lease is not terminated as provided above, Lessee shall be entitled to abatement of Rent as provided in Section 5.2 effective as of the date upon which the Leased Property is rendered Unsuitable for Its Primary Intended Use.

     15.5 Restoration.  If there is a partial Taking of the
          -----------
Leased Property and this Lease remains in full force and effect pursuant to Section 15.4, Lessee shall accomplish all necessary restoration. If the cost of the restoration exceeds the amount of the Award, Lessee shall be obligated to contribute any excess amount needed to restore the Facility.

     15.6 Award Distribution.  In the event Lessee purchases the
          ------------------
Leased Property, as described in Section 15.4, the entire Award shall belong to Lessee and Lessor agrees to assign to Lessee all of its rights thereto. In any other event, the entire amount of any Award shall belong to and be paid to Lessor, except that if this Lease is terminated as a result of the taking, and subject to the rights of the Facility Mortgagee, Lessee shall be entitled to receive from the Award, if and to the extent such Award specifically includes such items, the following:

          (a) A sum attributable to the value, if any, of the leasehold interest of Lessee under this Lease; and

          (b) A sum attributable to the value of any Personal Property placed on the Leased Property by and belonging to Lessee, and any reasonable removal and relocation costs included in the Award. If Lessee is required or elects to restore the Facility, Lessor agrees that, subject to the rights of the Facility Mortgagee, its portion of the Award shall be used for such restoration and it shall hold such portion of the Award in trust for application to the cost of the restoration.

     15.7 Temporary Taking.  The Taking of the Leased Property,
          ----------------
or any part thereof, by military or other public authority shall constitute a Taking by Condemnation only when the use and occupancy by the Taking authority has continued for longer than six (6) months. During any such six (6) month period all the provisions of this Lease shall remain in full force and effect, except that the Minimum Rent shall be abated or reduced during such period of Taking as provided in Section 5.2.

                           ARTICLE 16
                           ----------

                             DEFAULT
                             -------

     16.1 Events of Default.  Any of the following events shall
          -----------------
be an "Event of Default" hereunder:

          (a) an Event of Default under any other lease between Lessor and Lessee; or

          (b) Lessee shall fail to make a payment of the Rent payable by Lessee under this Lease when the same becomes due and payable, and such failure is not cured by Lessee within a period of ten (10) days after receipt by Lessee of notice thereof from Lessor; or

          (c) Lessee shall fail to observe or perform any other term, covenant or condition of this Lease and such failure is not cured by Lessee within a period of thirty (30) days after receipt by Lessee of notice thereof from Lessor, unless such failure cannot with due diligence be cured within a period of thirty (30) days, in which case such failure shall not be deemed to continue if Lessee proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof; or

          (d)  Lessee shall:

               (i) admit in writing its inability to pay its debts generally as they become due, or

               (ii) file a petition in bankruptcy or a petition to take advantage of any insolvency act; or

               (iii) make an assignment for the benefit of its creditors ; or

               (iv) consent to the appointment of a receiver of itself or of the whole or any substantial part of its property;
or

               (v)  file a petition or answer seeking
reorganization or arrangement under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof; or

          (e) After a petition in bankruptcy is filed against Lessee, it shall be adjudicated a bankrupt, or if a court of competent jurisdiction shall enter an order or decree appointing a receiver of Lessee or the whole or substantially all of its property, or Lessee has a petition approved by a court of competent jurisdiction relating to reorganization or arrangement of Lessee under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any other state thereof,, or

          (f) Lessee shall be liquidated or dissolved, or shall begin proceedings toward such liquidation or dissolution, or Lessee shall in any manner permit the sale or divestiture of substantially all of its assets other than in connection with a merger or consolidation of Lessee into, or a sale of Lessee or substantially all of Lessee's assets to, another corporation, provided that such merger or consolidation of Lessee into, or a sale of substantially all of Lessee's assets is approved in writing by Lessee and Facility Mortgagee, which consent will not be unreasonably withheld or delayed by Lessor but which may be withheld by Facility Mortgagee in its sole discretion and; provided, further, that if the survivor of such merger or the purchaser of such assets shall assume all of Lessee's obligations under this Lease by a written instrument, in form and substance reasonably satisfactory to Lessor, accompanied by an opinion of counsel, reasonably satisfactory to Lessor and addressed to Lessor stating that such instrument of assumption is valid, binding and enforceable against the parties thereto in accordance with its terms (subject to usual bankruptcy and other creditors' rights exceptions) and; provided, further, that if immediately after giving effect to any such merger, consolidation or sale, Lessee or such other corporation (if not the Lessee) surviving the same shall have a Consolidated Net Worth not less than the Consolidated Net Worth of Lessee immediately prior to such merger, consolidation or sale, all as to be set forth in an Officer's Certificate delivered to Lessor within a reasonable period of time after such merger, consolidation or sale and provide Lessor an estoppel certificate from the Guarantor recognizing full liability under the Guaranty notwithstanding the sale or merger and such sufficient other security for the obligations under this Lease as Lessor may request (including further guaranties), an Event of Default shall not be deemed to have occurred; or

          (g) the estate or interest of Lessee in the Leased Property or any part thereof shall be levied upon or attached in any proceeding and the same shall not be vacated or discharged within the later of ninety (90) days after commencement thereof or thirty (30) days after receipt by Lessee of notice thereof from Lessor (unless Lessee shall be contesting such lien or attachment in good faith in accordance with Article 12 hereof); or

          (h) except as a result of damage, destruction or a partial or complete Condemnation, Lessee voluntarily ceases operations on the Leased Property for a period in excess of thirty (30) days; or

          (i) Lessee shall fail to provide information or meet other operating criteria as provided in Article 23. Provided, however, that no Event of Default (other than a failure to make payment of money) shall be deemed to exist under clause (c) during any time the curing thereof is prevented by an Unavoidable Delay so long as upon the cessation of such Unavoidable Delay, Lessee shall remedy such default without further delay.

     16.2 Remedies.
          --------

          (a) If any Event of Default shall have occurred and be continuing, Lessor may terminate this Lease and all rights of Lessee under this Lease shall cease. Lessor shall have all rights at law and in equity available to Lessor as a result of Lessee's breach of this Lease. Notwithstanding the preceding sentence, Lessor will not remove Lessee from the Facility until such time that Lessor can provide for a substitute operator acceptable to Facility Mortgagee who can operate the Facility in accordance with applicable law and regulations.

          (b) Lessee will, to the extent permitted by law, pay as Additional Charges all costs and expenses incurred by or on behalf of Lessor, including without limitation, reasonable attorney's fees and expenses as a result of any Event of Default hereunder.

          (c) If any Event of Default shall have occurred and be continuing, whether or not this Lease has been terminated pursuant to paragraph (a) of this Section, Lessee shall, to the extent permitted by law and required by Lessor upon not less than ten (10) days prior notice from Lessor, immediately surrender to Lessor the Leased Property pursuant to the provisions of paragraph (a) of this Section and quit the same and Lessor may enter upon and repossess the Leased Property by reasonable force, summary proceedings, ejectment or otherwise, and may remove Lessee and all other persons and any and all of Lessee's Personal Property from the Leased Property subject to the rights of any residents or patients and to any requirement of law, or Lessor may claim ownership of Lessee's Personal Property as set forth in Article 32 hereof. Lessor shall use reasonable, good faith efforts to relet the Leased Property or otherwise mitigate damages suffered by Lessor as a result of Lessee's breach of this Lease.

          (d) In addition to all of the rights and remedies of Lessor set forth in this lease, if Lessee shall fail to pay any Rent due hereunder within ten (10) days after the same shall have become due and payable, then and in such event the Lessee shall also pay to the Lessor a late payment service charge (in order to partially defray the Lessor's administrative and other overhead expenses) of two hundred-fifty dollars ($250) plus interest on such unpaid sum per day for each day or part thereof after the Payment Date thereof during which such payment shall not have been received by Lessor at the greater of (i) eighteen percent (18%) or (ii) the Overdue Rate, but in no event in excess of any maximum interest rate (if such sum shall be denominated as interest by any court of competent jurisdiction) permissible under applicable law, it being understood that nothing herein shall be deemed to extend the due date for payment of any sums required to be paid by Lessee hereunder or to relieve Lessee of its obligation to pay such sums at the time or times required by this Lease.

     16.3 Damages.  Except as otherwise provided herein neither
          -------
(a) the termination of this Lease pursuant to Section 16.2, (b) the repossession of the Leased Property, (c) the failure of Lessor, notwithstanding reasonable good faith efforts, to relet the Leased Property, (d) the reletting of all or any portion thereof, nor (e) the failure of Lessor to collect or receive any Rent due upon any such reletting, shall relieve Lessee of its liability and obligations hereunder, all of which shall survive any such termination, repossession or reletting. In the event of any such termination, Lessee shall forthwith pay to Lessor all Rent due and payable with respect to the Leased Property to and including the date of such termination. In addition, Lessee shall forthwith pay to Lessor, at Lessor's option, either:

          (a)  the sum of:

               (i)  the worth, on the date of award of the
amount by which the Rent that would have been earned after termination until the date of the award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided,

               (ii) the worth, on the date of the award, of the amount by which the unpaid Rent for the balance of the Term after the date of the award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided, and

               (iii)  any other amount necessary to compensate
Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease or which in the ordinary course would be likely to result therefrom.

    In making the above determinations, the worth on the date of the award shall be determined by a court having jurisdiction thereof using the lowest rate of capitalization (highest present worth) reasonably applicable at the time of such determination and allowed by applicable law and the Additional Rent shall be deemed to be the same as for the then current Fiscal Year or if not determinable, the immediately preceding Fiscal Year, for the remainder of the Term, or such other amount as either party shall prove reasonably could have been earned during the remainder of the Term or any, portion thereof or

          (b) without termination of the Lessee's right to possession of the Leased Property, each installment of said Rent and other sums payable by Lessee to Lessor under this Lease as the same become due and payable, which Rent and other sums shall bear interest at the maximum annual rate permitted by the laws of the state of Florida from the date when due until paid, and Lessor may enforce, by action or otherwise, any other term or covenant of this Lease.

     16.4 Waiver.  If this Lease is terminated pursuant to
          ------
Section 16.2, Lessee waives, to the extent permitted by applicable law (a) any right of redemption, re-entry or repossession, (b) any right to a trial by jury in the event of summary proceedings to enforce the remedies set forth in this
Article 16, and (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or debt.

     16.5 Application of Funds.  Any payments otherwise payable
          --------------------
to Lessee which are received by Lessor under any of the provisions of this Lease during the existence or continuance of any Event of Default shall be applied to Lessee's obligations in the order which Lessor may reasonably determine or as may be prescribed by the laws of the state of Florida.

     16.6 Failure to Conduct Business.  Not applicable.
          ---------------------------

     16.7 Lessee's Obligation to Purchase.  If an Event of
          -------------------------------
Default shall have occurred and be continuing, Lessor may require Lessee to purchase the Leased Property on the first Payment Date occurring not less than thirty (30) days after the receipt of, or such later date that is specified in, the written Notice requiring such purchase. The purchase price of the Leased Property shall be $5,750,000 plus all Rent then due and payable (excluding the installment of Minimum Rent due on the purchase date and excluding the $350,000 to be paid in consideration of execution of this lease) as of the date of purchase. In no event shall the date of such purchase by Lessee occur prior to the receipt by Lessee of all applicable governmental consents and approvals, including without limitation, licenses and approval, or a decision not to review the capital expenditure contemplated herein, by the health planning agencies having jurisdiction over the Leased Property. If Lessor exercises such right Lessor shall convey the Leased Property to Lessee on the date fixed therefor upon receipt of the purchase price therefor and this Lease shall thereupon terminate. Any purchase by Lessee of the Leased Property pursuant to this Section shall be in lieu of the damages specified in Section 16.3.

                           ARTICLE 17
                           ----------

                     LESSOR'S RIGHT TO CURE
                     ----------------------

     17.1 If Lessee shall fail to make any payment, or to perform any act required to be made or performed under this Lease and to cure the same within the relevant time periods provided in Section 16.1, Lessor, after notice to and demand upon Lessee and without waiving or releasing any obligation or Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Lessee and may, to the extent permitted by law, enter upon the Leased Property for such purpose and take all such action thereon as, in Lessor's reasonable opinion, may be necessary or appropriate therefor.
No such entry shall be deemed an eviction of Lessee. All sums so paid by Lessor and all costs and expenses (including without limitation, reasonable attorney's fees and expenses in each case to the extent permitted by law) so incurred, together with a late charge thereon (to the extent permitted by law) at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessor, shall be paid by Lessee to Lessor on demand. The obligations of Lessee and rights of Lessor contained in this Article shall survive the expiration or earlier termination of this Lease.

                           ARTICLE 18
                           ----------

                 PURCHASE OF THE LEASED PROPERTY
                 -------------------------------

     18.1 Purchase of Leased Property.  Not Applicable
          ---------------------------

                           ARTICLE 19
                           ----------

                          HOLDING OVER
                          ------------

     19.1 If Lessee shall for any reason remain in possession of the Leased Property after the expiration of the Term or any earlier termination of the Term hereof, such possession shall be as a month-to-month tenant during which time Lessee shall pay as Rent each month one and one-half times, except as otherwise provided in Article 1.2, the aggregate of (i) one-twelfth of the aggregate Minimum Rent, and (ii) all other sums, if any, payable by Lessee pursuant to the provisions of this Lease with respect to the Leased Property. During such period of month-to-month tenancy, Lessee shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to month-to-month tenants, to continue its occupancy and use of the Leased Property. Nothing contained herein shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease.

                           ARTICLE 20
                           ----------

                          RISK OF LOSS
                          ------------

    20.1 During the Term of this Lease, the risk of decrease in the enjoyment and beneficial use of the Leased Property in consequence of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise, or in consequence of foreclosures, attachments, levies or executions other than by Lessor and those claiming from, through or under Lessor is assumed by Lessee and, in the absence of the negligence, willful misconduct or default in the performance of Lessor's obligations under this Lease, Lessor shall in no event be answerable or accountable therefor nor shall any of the events mentioned in this Section entitle Lessee to any abatement of Rent except as otherwise specifically provided in this Lease.

                           ARTICLE 21
                           ----------

                         INDEMNIFICATION
                         ---------------

    21.1 Notwithstanding the existence of any insurance provided for in Article 13, and without regard to the policy limits of any such insurance, Lessee will protect, indemnify, save harmless and defend Lessor from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation, reasonable attorney's fees and expenses), to the extent permitted by law, imposed upon or incurred by or asserted against Lessor arising from the operation of the Facility, including but not limited to (a) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Leased Property or adjoining sidewalks, including without limitation any claims of malpractice, (b) any use, misuse, non-use, condition, maintenance or repair by Lessee of the Leased Property, (c) any Impositions (which are the obligations of Lessee to pay pursuant to the applicable provisions of this Lease), (d) any failure on the part of Lessee to perform or comply with any of the terms of this Lease, and
(e) the non-performance of any of the terms and provisions of any and all existing and future permitted subleases of the Leased Property to be performed by the landlord (Lessee) thereunder. Any amounts which become payable by Lessee under this Section shall be paid within ten (10) days after liability therefor on the part of Lessor is determined by litigation or otherwise, and if not timely paid, shall bear a late charge (to the extent permitted by law) at the Overdue Rate from the date of such determination to the date of payment. Lessee, at its expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against Lessor or may compromise or otherwise dispose of the same as Lessee sees fit. Nothing herein shall be construed as indemnifying Lessor against its own gross negligence or willful misconduct.

    Lessor shall indemnify, save harmless and defend Lessee from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation, reasonable attorney's fees and expenses) imposed upon or incurred by or asserted against Lessee as a result of the gross negligence or willful misconduct of Lessor.

    Lessee's or Lessor's liability for a breach of the provisions of this Article arising during the Term hereof shall survive any termination of this Lease.

                           ARTICLE 22
                           ----------

                    SUBLETTING AND ASSIGNMENT
                    -------------------------

    22.1  Subletting and Assignment.  Lessee shall not without
          -------------------------
the prior written consent of Lessor and Facility Mortgagee, which consent will not be unreasonably withheld or delayed by Lessor but which may be withheld by Facility Mortgagee in its sole discretion, assign this Lease or sublet all or any part of the Leased Property or mortgage or encumber the leasehold interest created by this Lease. For purposes of this Section 22.1, the term "assign" shall be deemed to include but not be limited to any one or more sales, pledges or other transfers hereafter of an aggregate of fifty percent (50%) or more of the capital stock of any class of Lessee or of any parent or any Affiliate of Lessee or any Guarantor of the obligations or liabilities of Lessee hereunder, or of any such sales, pledges or other transfers of the capital assets or income interest in Lessee or any such parent, Affiliate or Guarantor, and such sale, pledge, or other transfer results in a change in the day-to-day management and administration of the Facility. Lessee acknowledges that any approval by Lessor and Facility Mortgagee of the assignment of this Lease or the sale of more than fifty percent (50%) of the voting stock in the Lessee is contingent upon, among other things, the assignee or purchaser being an entity with experience in the health care field and creditworthiness equal to or greater than Lessee.

     22.2 Attornment.  Lessee shall insert in each sublease
          ----------
permitted under Section 22.1 provisions to the effect that (a) such sublease is subject and subordinate to all of the terms and provisions of this Lease and to the rights of Lessor hereunder,
(b) in the event this Lease shall terminate before the expiration of such sublease, the sublessee thereunder will, at Lessor's option, attorn to Lessor and waive any right the sublessee may have to terminate the sublease or to surrender possession thereunder, as a result of the termination of this Lease, and (c) in the event the sublessee receives a written notice from Lessor or Lessor's assignees, if any, stating that Lessee is in default under this Lease, the sublessee shall thereafter be obligated to pay all rents accruing under said sublease directly to the party giving such notice or as such party may direct. All rents received from the sublessee by Lessor or Lessor's assignees, if any, as the case may be, shall be credited against the amounts owing by Lessee under this Lease.

                           ARTICLE 23
                           ----------

                 ADDITIONAL COVENANTS OF LESSEE
                 ------------------------------

     23.1 Officer's Certificates.  At any time and from time-to-
          ----------------------
time upon Lessee's receipt of not less than twenty (20) days prior written request by Lessor, Lessee will furnish to Lessor an Officer's Certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications) and the dates to which the Rent has been paid. Any such Officer's Certificate furnished pursuant to this Section shall be addressed to such prospective purchaser or mortgagee of the Leased Property as Lessor may request and may be relied upon by Lessor and any such prospective purchaser or mortgagee of the Leased Property.

     23.2 Financial Statements.  Lessee will furnish the
          --------------------
following statements to Lessor:

               (i) within sixty (60) days after the end of each of Lessee's Fiscal Years, a copy of the Consolidated Financials for the preceding Fiscal Year certified by an independent certified public accountant and an Officer's Certificate stating that to the best of the signer's knowledge and belief after making due inquiry Lessee is not in default in the performance or observance of any of the terms of this Lease or, if Lessee shall be in default to its knowledge, specifying all such defaults, the nature thereof and the steps being taken to remedy the same;

               (ii) within thirty (30) days after the end of each of Lessee's Fiscal Quarters, Lessee shall provide Lessor with unaudited operating statements and leasing status reports;

               (iii) with reasonable promptness, such other information respecting the financial condition and affairs of Lessee as Lessor may reasonably request from time-to-time; and

     23.3 Licensing Information.  Lessee shall promptly furnish
          ---------------------
to Lessor complete copies of all surveys, examinations, inspections, compliance certificates and other similar reports of any kind issued to Lessee by any governmental agencies or authority having jurisdiction over the licensing of the operation of the Facility.

     23.4 Cash Flow.  Lessee will maintain during the term of
          ---------
the initial Facility Mortgage a cash flow (depreciation plus net profit), calculated quarterly as of the end of each Fiscal
Quarter of Lessee, of not less than 125% of Minimum Rent.

     23.5 Operation of Facility.  Lessee agrees during the term
          ---------------------
of this Lease that it will operate the Facility only for its Primary Intended Use, or such other uses as may be permitted from time-to-time by Lessor and Facility Mortgagee, and will use its best efforts and use due diligence to maintain all licenses and certifications necessary for the operation of a 150-bed skilled nursing facility. In the event Lessee is notified by appropriate governmental authorities of a condition or event which may, unless corrected, result in any loss or diminution of Lessee's rights to operate the Leased Property in the manner described above, or, in the event the State of Florida notifies Lessee that the license classification is to be issued below "Standard" then Lessee will notify Lessor and Facility Mortgagee in writing within forty-eight hours (48) of receipt of such notification as to the nature and extent of such potential loss, diminution, or reclassification of license and the condition or event causing such potential loss, diminution or reclassification of license. As soon as practicable thereafter, Lessee will notify Lessor and Facility Mortgagee in writing of its plan of corrective action regarding the same and will keep Lessor and Facility Mortgagee apprised in writing of the progress thereunder. If such loss, diminution or reclassification of license shall actually occur, then Lessor may avail itself of any rights it may have under Section 16 or
Section 17 of this Lease, at law or in equity.

                           ARTICLE 24
                           ----------

                           INSPECTION
                           ----------

     24.1 Lessee shall permit Lessor, Facility Mortgagee or their respective authorized representatives, upon 24 hours notice to inspect the Leased Property and to make any on-site surveys including soil testing, structural testing, etc. during usual business hours, subject to any existing 'or future "patient bill of rights, security, health, safety or confidentiality requirements of Lessee, any governmental agency, any Insurance Requirements relating to the Leased Property, or imposed by law or applicable regulations.

                           ARTICLE 25
                           ----------

                            NO WAIVER
                            ---------

     25.1 No failure by Lessor or Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of full or partial payment of Rent during the continuance of any such breach, shall constitute a waiver of any such breach or any such term. To the extent permitted by law, no waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect with respect to any other then existing or subsequent breach.

                           ARTICLE 26
                           ----------

                       REMEDIES CUMULATIVE
                       -------------------

     26.1 To the extent permitted by law, each legal, equitable or contractual right, power and remedy of Lessor or Lessee now or hereafter provided either in this Lease or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power and remedy, and the exercise or beginning of the exercise by Lessor or Lessee of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Lessor or Lessee of any or all of such other rights, powers and remedies.

                           ARTICLE 27
                           ----------

             SURRENDER OF LEASED PROPERTY; OF LEASE
             --------------------------------------

     27.1 (i) Lessee will, upon the expiration or prior termination of the Term, vacate and surrender the Leased Property to Lessor in the condition in which the Leased Property was originally received from Lessor except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of this Lease, and except for ordinary wear and tear (subject to the obligation of Lessee to maintain the Leased Property in good order and repair during the entire Term of the Lease), damage caused by the gross negligence or willful acts of Lessor, and damage or destruction described in Article 14, or resulting from a Taking described in Article 15 which Lessee is not required by the terms of this Lease to repair or restore, and Lessee shall use its best efforts to transfer and assign to Lessor or its designee, or assist Lessor or its designee in obtaining any contracts, licenses, and certificates required for the then operation of the Facility.

          (ii) Except at the termination of the Term in the ordinary course, no surrender to Lessor of this Lease or of the Leased Property or any part thereof, or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Lessor and Facility Mortgagee and no act by Lessor or any representative or agent of Lessor, other than such a written acceptance by Lessor and Facility Mortgagee, shall constitute an acceptance of any such surrender.

                           ARTICLE 28
                           ----------

                       NO MERGER OF TITLE
                       ------------------

     28.1 There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same person, firm, corporation or other entity may acquire, own or hold, directly or indirectly, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate, and (b) the fee estate in the Leased Property.

                           ARTICLE 29
                           ----------

                       TRANSFERS BY LESSOR
                       -------------------

     29.1 Subject first to the rights of Abraham Shaulson to purchase the Property, Lessor or any successor owner of the Leased Property shall convey the Leased Property in accordance with the terms hereof, other than as security for a debt, and the grantee or transferee of the Leased Property shall expressly assume all obligations of Lessor hereunder arising or accruing from and after the date of such conveyance or transfer and shall be reasonably capable of performing the obligations of Lessor hereunder, Lessor or such successor owner, as the case may be, shall thereupon be released from all future liabilities and obligations of the Lessor under this Lease arising or accruing from and after the date of such conveyance or other transfer as to the Leased Property, and all such future liabilities and obligations shall thereupon be binding upon the new owner.

     29.2 Not applicable.

                           ARTICLE 30
                           ----------

                         QUIET ENJOYMENT
                         ---------------

     30.1 So long as Lessee shall pay all Rent as the same becomes due and shall fully comply with all of the terms of this Lease and fully perform its obligations hereunder, Lessee shall peaceably and quietly have, hold and enjoy the Leased Property for the Term hereof, free of any claim or other action by Lessor or anyone claiming by, through or under Lessor, but subject to all liens and encumbrances of record as of the date hereof. No failure by Lessor to comply with the foregoing covenant shall give Lessee any right to cancel or terminate this Lease, or to fail to pay any sum under this Lease, or to fail to perform any other obligation of Lessee hereunder. Notwithstanding the foregoing, Lessee shall have the right by separate and independent action to pursue any claim it may have against Lessor as a result of a breach by Lessor of the covenant of quiet enjoyment contained in this Article.

                           ARTICLE 31
                           ----------

                             NOTICES
                             -------

     31.1 All notices, demands, requests, consents, approvals and other communications hereunder shall be in writing and delivered or mailed (by registered or certified mail, return receipt requested and postage prepaid), or delivered by reputable overnight delivery service, addressed to the respective parties, as follows:

     (a)  if to Lessee:  Watercrest Nursing and Rehabilitation
Center, Inc.
                    C/O Abraham Shaulson
                    3190 Pine Tree Drive
                    Miami Beach, FL  33140

          with a copy to:     Goldsmith & Grout, P.A.
                    385 W. Fairbanks Ave, Suite 300
                    PO Box 2011
                    Winter Park, FL 32790-2011

     (b)  if to Lessor:  Healthcare Investors of America, Inc.
                    C/O James R. Sellers
                    2990 N. Swan Rd., Suite 228
                    Tucson, AZ  85712

          with a copy to:     John A. Cocklereece
                    Bell, Davis & Pitt, P.A.
                    635 W. Fourth Street
                    Winston Salem, NC  27104

or to such other address as either party may hereafter designate, and shall be effective upon receipt.

                           ARTICLE 32
                           ----------

                 OWNERSHIP OF PERSONAL PROPERTY
                 ------------------------------

     32.1 It is agreed and understood all Personal Property is currently owned by Bayshore Healthcare Services, Inc., ("BHS") the prior Lessee. It is further agreed Lessee is paying no consideration for said Personal Property. Upon termination of this Lease, whether by expiration of the Term or otherwise, and if this lease is not extended, all Lessee's Personal Property shall be deemed owned by BHS without cost to Lessor or BHS, subject only to the rights of holders of security interest prior to Lessor's security interest in Lessee's Personal Property. Notwithstanding the foregoing, if Lessee is in default under this Lease, at Lessor's option all Lessee's Personal Property shall be deemed owned by BHS without cost to Lessor or BHS, subject only to the rights of holders of security interest prior to Lessor's security interest in Lessee's Personal Property.

                           ARTICLE 33
                           ----------

                         EXTENDED TERMS
                         --------------

     33.1 Not applicable.

                           ARTICLE 34
                           ----------

                            APPRAISAL
                            ---------

     34.1 Not applicable.

     34.2 In the event that it becomes necessary to determine the Fair Market Value of the Leased Property for any purpose other than selling the Leased Proprety to Lessee, then Fair Market Value will be determined by this Section. If the Lessor and Lessee agree, then Fair Market Value will be determined by a jointly chosen appraiser who is a member of the American Institute of Real Estate Appraisers or the Society of Real Estate Appriasers (or any successor organizations thereto). If the parties cannot agree on the choice of one appraiser, then Lessor will appoint one appraiser and Lessee will appoint another, both appraisers to be qualified as provided in the preceding sentence. The appraisers) will proceed to appraise the Leased Property to determine the Fair Market Value thereof as of the relevant date (giving effect to the impact, if any, of inflation from the date of their decision to the relevant date and any Capital Additions, Non-Capital Additions or Leasehold Improvements paid for or financed by Lessee). To the extent consistent with a sound appraisal, such appraisal shall be made on a basis consistent with the basis on which the Leased Property was appraised for purposes of determining its Fair Market Value at the time the Leased Property was acquired by Lessor. If the' resulting appraisal values are different, and the higher appraisal value is less than 125/-, of the lower appraisal, then the two appraisals will be averaged, and the averaged value will be the deemed Fair Market Value for the purposes of this Lease. If the higher appraisal value is more than 125% of the lower appraisal value, then the two appraisers will appoint a third appraiser and submit copies of their independent appraisals to the jointly chosen appraiser. The third appraiser will review both appraisals and, on a basis of a review of the appraisals, will determine the Fair Market Value for purposes of this Lease. The decision of the third appraiser will be final. This provision for determination by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties, except as otherwise provided by applicable law. Lessor and Lessee shall each pay the fees and expenses of the appraiser appointed by it and each shall pay one-half of the fees and expenses of any third appraiser and one-half of all other cost and expenses incurred in connection with each appraisal.

                           ARTICLE 35
                           ----------

                        DEFAULT BY LESSOR
                        -----------------

     35.1 Lessor shall be in default of its obligations under this Lease if Lessor shall fail to observe or perform any term, covenant or condition of this Lease on its part to be performed and such failure shall continue for a period of thirty (30) days after notice thereof to Lessor and Facility Mortgagee from Lessee (or such shorter time as may be necessary in order to protect the health or welfare of any patients of the Facility), unless such failure cannot with due diligence be cured within a period of thirty (30) days, in which case such failure shall not be deemed to continue if Lessor, within said thirty (30) day period, proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof. The time within which Lessor shall be obligated to cure any such failure shall also be subject to extension of time due to the occurrence of any Unavoidable Delay. Lessee agrees that any cure of a default by Lessor which is effected by Facility Mortgagee will have the same effect as if implemented by Lessor.

                           ARTICLE 36
                           ----------

         LIENS ON THE LEASED PROPERTY; PERSONAL PROPERTY
         -----------------------------------------------

     36.1 Lessor May Grant Liens.  Without the consent of
          ----------------------
Lessee, Lessor may, subject to the terms and conditions set forth below in this Section 36.1, from time-to-time, directly or indirectly, create or otherwise cause to exist any lien, encumbrance or title retention agreement ("Encumbrance") upon the Leased Property, or any portion thereof or interest therein, whether to secure any borrowing or other means of financing or refinancing, provided that Lessee shall have no obligation to make payments under such Encumbrance other than payments of Rent remitted directly to Facility Mortgagee or a receiver in conjunction with the exercise by Facility Mortgagee of its lawful remedies following a default by Lessor under the Facility Mortgage. Lessee hereby agrees that any such Encumbrance may provide that Lessee's right of option to purchase the Leased Property, if any, shall not be applicable upon a foreclosure sale or transfer in lieu thereof. Lessee shall subordinate this Lease to the lien of any such Encumbrance, on the condition that the beneficiary or holder of such Encumbrance executes a non-disturbance agreement in conformity to Section 37. 1.

     36.2 Lessee May Grant Liens.  Without the consent of
          ----------------------
Lessor, Lessee may, subject to the terms and conditions set forth below in this Section 36.2 and subject to any contrary provisions in the security agreement of even date herewith between Lessor and Lessee, from time-to-time, directly or indirectly, create or otherwise cause to exist any lien, encumbrance or title retention agreement ("Encumbrance") upon the Personal Property, or any portion thereof or interest therein, whether to secure any borrowing or other means of financing or refinancing, provided that Lessor shall have no obligation to make payments under such Encumbrance. Upon request of Lessee, Lessor agrees to subordinate its Lessor's interest in newly leased or acquired personal property, if Lessee has previously secured Lessor's approval of such purchase or leased property.

                           ARTICLE 37
                           ----------

                 SUBORDINATION AND NON-DISTURBANCE
                 ---------------------------------

     37.1 In the event Lessor shall have the right to terminate this Lease under the terms and provisions expressly set forth herein; (a) agreeing that for any period while it may be Lessor hereunder, it will perform, fulfill and observe all of Lessor's representations, warranties and agreements set forth herein; and
(b) agreeing that all proceeds of the casualty insurance describe in Article 14 of this Lease and all Awards described in
Article 15 will be made available to Lessee, subject to the rights of Facility Mortgagee, for restoration of the Leased Property as and to the extent required by this Lease, subject only to reasonable regulation regarding the disbursement and application thereof; provided, however, that Lessee delivers an agreement of the type described in the following paragraph if so requested by the Holder of an Encumbrance.

     At the request from time-to-time by one or more holders of any Encumbrance that may hereafter be placed upon the Leased Property or any part thereof by Lessor, and any and all renewals, replacements, modifications, consolidations, spreaders and extensions thereof, Lessee will subordinate this Lease and all of Lessee's rights and estate hereunder to each such Encumbrance and agree with each such holder that Lessee will attorn to and recognize such holder or the purchaser at any foreclosure sale or any sale under a power of sale contained in any such Encumbrance as Lessor under this Lease for the balance of the Term then remaining, subject to all of the terms and provisions of this Lease; provided, however, that each such holder simultaneously executes, delivers and records a written agreement as provided in the preceding paragraph.

                           ARTICLE 38
                           ----------

                          MISCELLANEOUS
                          -------------

     38.1 General.  Anything contained in this Lease to the
          -------
contrary notwithstanding, all claims against, and liabilities of, Lessee or Lessor arising prior to any date of termination of this Lease shall survive such termination. If any term or provision of this Lease or any application thereof shall be invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby. If any late charges provided for in any provision of this Lease are based upon a rate in excess of the maximum rate permitted by applicable law, the parties agree that such charges shall be fixed at the maximum permissible rate. Neither this Lease nor any provision hereof may be changed, waived, discharged or terminated except by an instrument in writing and in recordable form signed by Lessor and Lessee. All the terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The headings in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Lease shall be governed by and construed in accordance with the laws of the state of Florida. Lessee waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance and waives all notices of the existence, creation, or incurring of new or additional obligations, except as expressly granted herein.

     38.2 Transfer of Licenses.  Unless this Lease is extended,
          --------------------
upon the expiration or earlier termination of the Term, Lessee shall use its best efforts to transfer to Lessor or Lessor's nominee all licenses, operating permits and other governmental authorizations and all contracts, including contracts with governmental or quasi-governmental entities, which may be necessary or useful in the operation of the Facility.

     38.3 Construction.  Not applicable.
          ------------

                           ARTICLE 39
                           ----------

                       MEMORANDUM OF LEASE
                       -------------------

     39.1 Lessor and Lessee shall, promptly upon the request of either, enter into a short form memorandum of this Lease, in form suitable for recording under the laws of the state of Florida, in which reference to this Lease, and all options contained herein, shall be made.

                           ARTICLE 40
                           ----------

                     LIMITATION OF LIABILITY
                     -----------------------

     40.1 Lessee specifically agrees that no trustee, officer, shareholder, employee or agent of Lessor or its subsidiaries shall be held to any personal liability, jointly or severally, for any obligation of, or claim against Lessor, Lessee agreeing to look solely to Lessor's equity interest in the Leased property for recovery of any judgment from Lessor. The provisions contained in the foregoing sentence are not intended to, and shall not limit any right that Lessee might otherwise have to obtain injunctive relief against Lessor or Lessor's successors in interest, or any action not involving the personal liability of Lessor (original or successor). In no event shall Lessor (original or successor) be required to respond in monetary damages from Lessor's assets other than Lessor's equity interest aforesaid in said properties, including the Leased Property. Furthermore, except as otherwise expressly provided herein, in no event shall Lessor (original or successor) ever be liable to Lessee for any indirect or consequential damages suffered by Lessee from whatever cause.

     IN WITNESS WHEREOF, the parties have caused this Lease to be executed and attested by their respective officers thereunto duly authorized.

                                   LESSEE:
SIGNED, SEALED AND DELIVERED
IN THE PRESENCE OF:                WATERCREST NURSING AND
                                   REHABILITATION CENTER, INC

                                   By: /s/ Abraham Shaulson
----------------------------          --------------------------

                                   Title:
----------------------------             -----------------------


                                   LESSOR:
SIGNED, SEALED AND DELIVERED
IN THE PRESENCE OF:                HEALTHCARE INVESTORS OF
                                   AMERICA, INC.

                                   By: /s/ F. Dale Markham
----------------------------          --------------------------

                                   Title:
----------------------------             -----------------------




                            EXHIBIT 1
                            ---------

                        LEGAL DESCRIPTION
                        -----------------


Being a portion of Lots 1, 2, 3 and 4, Block "G".  First
Addition to Fulford, as recorded in Plat Book 2, Page 103 of the
Public Records of Dade County, Florida, being more particularly described as follows:

Commence at the northwest corner of Lot 6. Block "G" of said First Addition to Fulford; thence south I degree, 30 minutes, 30 seconds east along the west line of said Lot 6
for 356.57 feet; thence south 88 degrees, 37 minutes, 11 seconds east along a fine 25.00 feet north of and parallel with the south line of Lots 6 and 5 of said First Addition to Fulford for 100.13 feet to the Point of Beginning of the following described parcel of land; thence north I degree, 31 minutes, 20 seconds west along the west line of Lot 4 for 254.99 feet; thence south 88 degrees, 23 minutes, 16
seconds east for 193.08 feet; thence south 1 degree, 30 minutes, 30 seconds east along a line 5.00 feet west of and parallel with the east line of said Lot 1 for 250.89 feet;
thence north 88 degrees, 37 minutes, 11 seconds west for
2.80 feet; thence run south 1 degree, 30 minutes, 30
seconds east for 3.30 feet; thence north 88 degrees, 37 minutes, 11 seconds west along a line 25.00 feet north of and parallel with the south line of Lots 1, 2, 3 and 4 for
192.17 feet to the Point of Beginning, lying and being in the City of North Miami Beach, Dade County, Florida.



                            EXHIBIT 2
                            ---------

                   PERMITTED TITLE EXCEPTIONS
                   --------------------------

1. Mortgage in favor of PNC Bank, National Association, formerly known as Citizens Fidelity Bank and Trust Company, of Louisville, Kentucky, to which this Lease is junior and subordinate.

2.   Easements, restrictions or stipulations of record.

3.   Ad valorem taxes which are not yet due and payable.

 4. All matters of planning and zoning, including regulations thereto.


                             EXHIBIT 3
                            ----------

          SCHEDULE OF PROPERTY IMPROVEMENTS/MAJOR REPAIRS
          -----------------------------------------------

             AMENDMENT NO. 1 TO MASTER FACILITY LEASE
                        Of Nursing Home at
                      16650 W. Dixie Highway
                          North Miami, FL
                        Dated July 30, 1999

Lessor agrees to indemnify and hold harmless Lessee from and against any and all claims, losses, liability, attorney's fees, costs and/or expenses relating or arising from the following:

A. Any breach by the lessor of representations, warranties, covenants or agreements made in this Agreement, or any document delivered in this transaction;
B. Any overpayment or assessment relating to the facility for any period prior to the effective date of this Agreement, from the Medicare or Medicaid program, or other third party payor;
C. Any claims by any creditor, whether secured or unsecured, incurred by the facility prior to the effective date of this Agreement;
D. Any claim, demand, suit, action, whether at law, or in equity, proceeding or judgment arising out of, or incident to the operation of the facility prior to the effective date of this Agreement whether that claim, demand, suit, action, proceeding, or judgment has been filed, threatened, anticipated, or is, at this time, not anticipated;
E. Any attorney's fees or costs incurred by the Lessee in defending or participating in any action arising from the paragraphs set forth above.

In the event either Medicaid or Medicare, as third parties withholds, recoups, or offsets any payment due the Lessee for any claims or assessments arising during periods prior to the effective date of this Agreement, the Lessor agrees to immediately reimburse the Lessee the full amount of the withholding, recoupment, or offset. Lessor's obligation to reimburse the Lessee shall commence on the date that the Lessee provides written notice evidencing the withholding, recoupment, or offset.

In the event that the Lessor fails to reimburse the Lessee as specified above, the lessee shall have the right to offset the amount from the monthly rent and insurance administering fee which according to this Agreement is $50,314.00 monthly.

          In the event that any withholding, recoupment, or offset exceeds the monthly rent and insurance administering fee ($50,314.00), the Lessee shall have the right to deduct the amount of the withholding, recoupment, or offset from the purchase price of the facility as specified in the Purchase and Sale Agreement entered into between the Parties

Any amount due the Lessee from the Lessor under the above provisions shall, if not paid to the Lessee within five (5) days after the notice of such claim is received by the Lessor, shall accrue an interest charge at the rate of 10%, per annum. The accrual of interest shall continue at the above specified rate until the Lessor satisfies the amount owed to the Lessee.

In witness whereof, the parties have caused this Lease to be executed and attested by their respective officers thereunto duly authorized.

LESSEE:                            LESSOR:

WATERCREST NURSING AND             HEALTHCARE INVESTORS OF
REHABILITATION CENTER, INC.        AMERICA, INC.


By:  /s/ Abraham Shaulson          By: /s/ F. Dale Markham
   -------------------------          ------------------------
Title:                             Title:  President
      ----------------------          ------------------------